                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04801
                                   ---------------------------------------------

                             SunAmerica Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                        SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: September 30
                        --------------------------

Date of reporting period:  September 30, 2013
                         -------------------------

Item 1. Reports to Stockholders

[PHOTO]




                                                             ANNUAL REPORT 2013

SUNAMERICA
Equity Funds




[LOGO]

        SEPTEMBER 30, 2013                                         ANNUAL REPORT

SUNAMERICA EQUITY FUNDS

SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND (SIEAX)

SUNAMERICA VALUE FUND (SSVAX)

SUNAMERICA JAPAN FUND (SAESX)

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  4
        STATEMENT OF ASSETS AND LIABILITIES.........................  6
        STATEMENT OF OPERATIONS.....................................  8
        STATEMENT OF CHANGES IN NET ASSETS..........................  9
        FINANCIAL HIGHLIGHTS........................................ 10
        PORTFOLIO OF INVESTMENTS.................................... 14
        NOTES TO FINANCIAL STATEMENTS............................... 23
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 37
        APPROVAL OF ADVISORY AGREEMENTS............................. 38
        TRUSTEE AND OFFICER INFORMATION............................. 43
        SHAREHOLDER TAX INFORMATION................................. 46
        COMPARISONS: FUNDS VS. INDICES.............................. 47

        SHAREHOLDER LETTER -- (UNAUDITED)


Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Equity Funds for the 12 months ended September 30, 2013. It was a period wherein U.S. and international equity performance was generally quite strong, though volatility persisted driven by anticipated and actual monetary policies of central banks in the U.S., Europe and Japan.

The U.S. equity markets generally posted flat to slightly negative returns as the annual period began with the fourth quarter of 2012. In the U.S., lackluster economic trends, uncertainty surrounding the presidential election and political gridlock surrounding the fiscal cliff of scheduled automatic tax increases and spending cuts were only partially offset by the Federal Reserve's (the "Fed's") continued commitment to low interest rates. In December 2012, the Fed updated its low interest rate policy to tie any potential shift to conditions regarding U.S. unemployment rate and inflation levels. International equity markets overall fared better. European equity markets rallied, driven by positive sentiment toward European Central Bank (ECB) president Mario Draghi's commitment to the euro and the ECB's Outright Monetary Transactions (OMT) program to buy unlimited amounts of short-term government bonds. The Bank of Japan (the "BoJ") continued to increase its asset purchase program and extended it through the end of 2012. The leader of Japan's Liberal Democratic Party, Shinzo Abe, was elected in December 2012 on a campaign that promoted the idea of adopting a higher inflation target and a depreciating yen, which was perceived as good for the nation's export-oriented economy.

The first quarter of 2013 got off to an exceptionally strong start for U.S. and international equity investors. Risk was rewarded, and the U.S. stock market delivered three successive months of positive returns. Toward the end of the quarter, the S&P 500(R) Index* hit an all-time high, surpassing its previous peak from 2007, and the Dow Jones Industrial Average* also reached a historic high, achieving its best quarter in 15 years. The resolution of the fiscal cliff on the first day of 2013, aided by continued Fed commitment to quantitative easing and multiple signs of a growing U.S. economy, provided support for the rally. European equity markets continued to rise despite a banking crisis in Cyprus and further economic contraction in the region. The Japanese equity market posted gains on the hope that aggressive stimulus by Shinzo Abe's government would indeed promote growth and inflation in Japan. The yen weakened to its lowest level against the dollar since mid-2009 on expectations the new head of the BoJ would aggressively pursue a higher inflation target.

U.S. equities were higher in the second quarter of 2013 overall, but pulled back in late May and June. In May 2013, the Fed led the market to believe it was about to begin winding down its asset purchases via its quantitative easing program, which created concern about a future tightening of interest rates. Meanwhile, Japanese equities hit a five-year high before taking a sharp turn downward, along with a number of other international equity markets, as overseas equity markets as a whole reacted negatively to Fed Chair Bernanke's mid-May tapering announcement. Signs of slowing economic conditions in China further dampened performance. Breaking a streak of seven consecutive positive months, the U.S. equity markets were driven lower in June by Fed officials seeking to clarify what was meant by their May statements and by financial market participants attempting to interpret the Fed's statements. By the end of the second quarter, there appeared to be an emerging consensus that the Fed would begin tapering its asset purchases if economic data showed signs of a strong U.S. economy. International equity markets again responded negatively to this consensus sentiment.

In the last months of the annual period, that is, the third quarter of 2013, the equity markets overall were solid but volatile. The U.S. equity market rebounded in July, retreated in August and then rallied back in September. European equity markets similarly rallied back in July as the Eurozone reported economic growth in the second quarter of 2013, ending six consecutive quarters of economic contraction. However, uncertainty from worsening situations in Egypt and Syria weighed on international equity markets during August, before bouncing back in September on rising executive and consumer sentiment data exceeding consensus estimates, despite European unemployment holding steady at 12.1%. Japanese equities moved higher during the quarter, as Japan's ruling party won a majority in its parliament's upper house in July along with a mandate to push economic reforms, an outcome considered a victory for Shinzo Abe and his "Abenomics" program. Still, there were a number of unanticipated events that occurred during the third calendar quarter that had yet to be resolved by the end of the annual period. First, after the Fed spent months discussing the conditions for tapering its quantitative easing, the markets had widely anticipated that such tapering would begin in September 2013. Instead, the Fed chose not to do so, stating it needs more evidence of lasting improvement in the economy. The unexpected non-action provided support to the financial markets, reassured that Fed liquidity would continue for some time. Second, after months of public debate over the next Fed Chair, Larry Summers officially withdrew his name from consideration, which left current Fed Vice Chair Janet Yellen as the clear front-runner. The third unanticipated event of the quarter was the appearance that the U.S. may have been on the verge of military action against Syria in response to its use of chemical weapons. By the end of the quarter, the U.S. and Russia had agreed on a plan for Syria to disarm its chemical weapons, reducing, at least for the time being, the threat of a wider Middle East conflict. Finally, with the failure to pass a budget, the U.S. government entered a partial shutdown at the close of business on September 30, 2013, with the debate over the U.S. debt ceiling looming.

Against this backdrop, U.S. equities, as measured by the S&P 500(R) Index, returned 19.34% for the 12 months ended September 30, 2013. International equities, as measured by the MSCI ACWI ex-U.S. Index (Net)*, lagged the U.S. equity market but still produced strong gains, returning 16.48% for the 12-month period ended September 30, 2013. Japanese equities, as measured by the MSCI Japan Index (Net)*, returned 31.50%.

Amid these conditions, each of the portfolios in the SunAmerica Equity Funds generated positive absolute gains during the annual period. On the following pages, you will find detailed financials statements and portfolio information for each of the SunAmerica Equity Funds.

We thank you for being a part of the SunAmerica Equity Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial adviser or get in touch with us directly at 800-858-8850 or www.safunds.com.

Sincerely,

THE SUNAMERICA EQUITY FUNDS INVESTMENT PROFESSIONALS

 Timothy Pettee       Jun Oh               Timothy Campion
 Andrew Sheridan      Kara Murphy          Jane Bayar


--------
Past performance is no guarantee of future results.

*The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of U.S. common stock prices. The DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials including stocks that trade on the New York Stock Exchange. The MSCI ACWI EX-U.S. INDEX (NET) is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of 44 global developed and emerging markets, excluding the U.S. The MSCI JAPAN INDEX (NET) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly in an index.

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- SEPTEMBER 30, 2013 -- (UNAUDITED)


DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each, a "Fund" and collectively, the "Funds") in the SunAmerica Equity Funds (the "Trust"), you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges, redemption fees+ (applicable to Class A shares of SunAmerica International Dividend Strategy Fund and SunAmerica Japan Fund only) and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. The Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2013 and held until September 30, 2013.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2013" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class Z, the "Expenses Paid During the Six Months Ended
September 30, 2013" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2013" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2013" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class Z the "Expenses Paid During the Six Months Ended September 30, 2013" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended September 30, 2013" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended September 30, 2013" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees (applicable to Class A shares of SunAmerica International Dividend Strategy Fund and SunAmerica Japan Fund only); small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

--------
+See Note 1

        SUNAMERICA EQUITY FUNDS
        EXPENSE EXAMPLE -- SEPTEMBER 30, 2013 -- (UNAUDITED) (CONTINUED)


                                                   ACTUAL                                  HYPOTHETICAL
                                 ------------------------------------------ -------------------------------------------
                                                                                          ENDING ACCOUNT
                                               ENDING ACCOUNT EXPENSE PAID                VALUE USING A
                                                VALUE USING    DURING THE                  HYPOTHETICAL   EXPENSE PAID
                                   BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED   DURING THE SIX
                                 ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT     MONTHS ENDED
                                  AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,  AT APRIL 1,  SEPTEMBER 30,  SEPTEMBER 30,
FUND                                 2013           2013          2013          2013           2013           2013
----                             ------------- -------------- ------------- ------------- -------------- --------------
INTERNATIONAL DIVIDEND STRATEGY
 FUND#
  Class A.......................   $1,000.00     $1,061.76       $ 9.82       $1,000.00     $1,015.54        $ 9.60
  Class B.......................   $1,000.00     $1,058.21       $13.16       $1,000.00     $1,012.28        $12.86
  Class C.......................   $1,000.00     $1,058.33       $13.16       $1,000.00     $1,012.28        $12.86
  Class I.......................   $1,000.00     $1,062.43       $ 9.31       $1,000.00     $1,016.04        $ 9.10
VALUE FUND
  Class A.......................   $1,000.00     $1,093.41       $ 8.13       $1,000.00     $1,017.30        $ 7.84
  Class B#......................   $1,000.00     $1,088.71       $11.94       $1,000.00     $1,013.64        $11.51
  Class C.......................   $1,000.00     $1,089.77       $11.89       $1,000.00     $1,013.69        $11.46
JAPAN FUND#
  Class A.......................   $1,000.00     $1,136.05       $10.17       $1,000.00     $1,015.54        $ 9.60
  Class B.......................   $1,000.00     $1,131.12       $13.62       $1,000.00     $1,012.28        $12.86
  Class C.......................   $1,000.00     $1,131.31       $13.62       $1,000.00     $1,012.28        $12.86

                                 -------------


                                    EXPENSE
                                     RATIO
                                     AS OF
                                 SEPTEMBER 30,
FUND                                 2013*
----                             -------------
INTERNATIONAL DIVIDEND STRATEGY
 FUND#
  Class A.......................     1.90%
  Class B.......................     2.55%
  Class C.......................     2.55%
  Class I.......................     1.80%
VALUE FUND
  Class A.......................     1.55%
  Class B#......................     2.28%
  Class C.......................     2.27%
JAPAN FUND#
  Class A.......................     1.90%
  Class B.......................     2.55%
  Class C.......................     2.55%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, redemption fees+ (International Dividend Strategy Fund and Japan Fund only), small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial advisor for more information.
# During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2013" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended September 30, 2013" and "Expense Ratios" would have been lower.
+  See Note 1

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2013

                                                                                 INTERNATIONAL
                                                                                   DIVIDEND
                                                                                 STRATEGY FUND   VALUE FUND   JAPAN FUND
                                                                                 -------------  ------------  -----------
ASSETS:
Investments at value (unaffiliated)*............................................ $ 120,112,234  $108,896,881  $26,644,118
Repurchase agreements (cost approximates value).................................     5,003,000     2,756,000      808,000
                                                                                 -------------  ------------  -----------
 Total investments..............................................................   125,115,234   111,652,881   27,452,118
                                                                                 -------------  ------------  -----------
Cash............................................................................           572            32          608
Foreign cash*...................................................................     1,838,018            --      158,949
Receivable for:
 Fund shares sold...............................................................     1,009,852        42,143       13,531
 Dividends and interest.........................................................       355,589       145,434      196,789
 Investments sold...............................................................            --            --       29,470
Prepaid expenses and other assets...............................................         3,051        11,415        2,381
Due from investment adviser for expense reimbursements/fee waivers..............        17,228            --       10,111
                                                                                 -------------  ------------  -----------
Total assets....................................................................   128,339,544   111,851,905   27,863,957
                                                                                 -------------  ------------  -----------
LIABILITIES:
Payable for:
 Fund shares redeemed...........................................................        64,122        97,294           --
 Investments purchased..........................................................            --            --      235,203
 Investment advisory and management fees........................................       100,474        69,102       25,047
 Distribution and service maintenance fees......................................        50,534        43,151        8,891
 Transfer agent fees and expenses...............................................        31,346        38,927        5,931
 Trustees' fees and expenses....................................................         1,882         3,012          463
 Other accrued expenses.........................................................       163,347       101,739       75,144
Due to investment adviser from expense recoupment...............................            --         2,340           --
                                                                                 -------------  ------------  -----------
Total liabilities...............................................................       411,705       355,565      350,679
                                                                                 -------------  ------------  -----------
Net assets...................................................................... $ 127,927,839  $111,496,340  $27,513,278
                                                                                 =============  ============  ===========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value.................................. $     114,586  $     71,000  $    34,071
Paid-in capital.................................................................   225,304,091   164,381,463   23,251,772
                                                                                 -------------  ------------  -----------
                                                                                   225,418,677   164,452,463   23,285,843
Accumulated undistributed net investment income (loss)..........................        36,713       707,750       45,538
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, securities sold short, foreign exchange
 transactions...................................................................  (102,116,433)  (58,565,133)   1,844,272
Unrealized appreciation (depreciation) on investments...........................     4,581,422     4,901,260    2,335,835
Unrealized foreign exchange gain (loss) on other assets and liabilities.........         7,460            --        1,790
                                                                                 -------------  ------------  -----------
Net assets...................................................................... $ 127,927,839  $111,496,340  $27,513,278
                                                                                 =============  ============  ===========
*Cost
 Investments (unaffiliated)..................................................... $ 115,530,812  $103,995,621  $24,308,283
                                                                                 =============  ============  ===========
 Foreign cash................................................................... $   1,828,467  $         --  $   158,020
                                                                                 =============  ============  ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2013 -- (continued)

                                                                                 INTERNATIONAL
                                                                                   DIVIDEND
                                                                                 STRATEGY FUND VALUE FUND  JAPAN FUND
                                                                                 ------------- ----------- -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................  $96,020,462  $91,235,253 $25,053,183
Shares of beneficial interest issued and outstanding............................    8,416,636    5,732,525   3,093,460
Net asset value and redemption price per share..................................  $     11.41  $     15.92 $      8.10
Maximum sales charge (5.75% of offering price)..................................  $      0.70  $      0.97 $      0.49
                                                                                  -----------  ----------- -----------
Maximum offering price to public................................................  $     12.11  $     16.89 $      8.59
                                                                                  ===========  =========== ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................  $ 5,947,544  $ 4,630,646 $   238,419
Shares of beneficial interest issued and outstanding............................      568,282      311,767      30,376
Net asset value, offering and redemption price per share (excluding any
 applicable contingent deferred sales charge)...................................  $     10.47  $     14.85 $      7.85
                                                                                  ===========  =========== ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................  $24,775,616  $15,630,441 $ 2,221,676
Shares of beneficial interest issued and outstanding............................    2,370,785    1,055,673     283,279
Net asset value, offering and redemption price per share (excluding any
 applicable contingent deferred sales charge)...................................  $     10.45  $     14.81 $      7.84
                                                                                  ===========  =========== ===========
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................  $ 1,184,217  $        -- $        --
Shares of beneficial interest issued and outstanding............................      102,917           --          --
Net asset value, offering and redemption price per share........................  $     11.51  $        -- $        --
                                                                                  ===========  =========== ===========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF OPERATIONS -- September 30, 2013

                                                                                  INTERNATIONAL
                                                                                    DIVIDEND
                                                                                  STRATEGY FUND  VALUE FUND  JAPAN FUND
                                                                                  ------------- -----------  ----------
INVESTMENT INCOME:
 Dividends (unaffiliated)........................................................  $5,985,264   $ 2,793,408  $  409,949
 Interest (unaffiliated).........................................................       8,449           586          --
                                                                                   ----------   -----------  ----------
   Total investment income*......................................................   5,993,713     2,793,994     409,949
                                                                                   ----------   -----------  ----------
EXPENSES:
 Investment advisory and management fees.........................................     954,253       834,524     261,866
 Distribution and service maintenance fees:
   Class A.......................................................................     247,910       318,591      75,279
   Class B.......................................................................      51,028        49,574       2,063
   Class C.......................................................................     182,719       152,188      10,563
 Service Fees Class I............................................................       3,048            --          --
 Transfer agent fees and expenses:
   Class A.......................................................................     180,042       229,176      49,177
   Class B.......................................................................      15,613        16,320       1,447
   Class C.......................................................................      46,884        38,908       3,421
   Class I.......................................................................       2,833            --          --
 Registration fees:
   Class A.......................................................................      33,960        30,704      14,052
   Class B.......................................................................      13,987        11,879      10,917
   Class C.......................................................................      17,241        13,828      11,005
   Class I.......................................................................          --            --          --
 Custodian and accounting fees...................................................     175,379        47,946      55,705
 Reports to shareholders.........................................................      64,784        62,213       4,115
 Audit and tax fees..............................................................      50,681        45,148      55,370
 Legal fees......................................................................      39,082        15,214      12,627
 Directors' fees and expenses....................................................       6,866         7,817       1,505
 Interest expense................................................................          --            --         134
 Other expenses..................................................................      48,509        21,444      18,737
                                                                                   ----------   -----------  ----------
   Total expenses before fee waivers, expense reimbursements, expense
    recoupments, custody credits and fees paid indirectly........................   2,134,819     1,895,474     587,983
   Net (Fees waived and expenses reimbursed)/recouped by investment adviser
    (Note 3).....................................................................    (171,022)      (10,860)   (147,128)
   Custody credits earned on cash balances.......................................          --            (3)         --
   Fees paid indirectly (Note 4).................................................          --        (9,625)         --
                                                                                   ----------   -----------  ----------
   Net expenses..................................................................   1,963,797     1,874,986     440,855
                                                                                   ----------   -----------  ----------
Net investment income (loss).....................................................   4,029,916       919,008     (30,906)
                                                                                   ----------   -----------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)...........................    (567,036)   23,462,159   2,147,792
Net realized foreign exchange gain (loss) on other assets and liabilities........     (97,244)           --     (10,770)
                                                                                   ----------   -----------  ----------
Net realized gain (loss) on investments and foreign currencies...................    (664,280)   23,462,159   2,137,022
                                                                                   ----------   -----------  ----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)...   4,522,264    (3,074,181)  3,477,189
Change in unrealized foreign exchange gain (loss) on other assets and
 liabilities.....................................................................       8,846            --        (218)
                                                                                   ----------   -----------  ----------
Net unrealized gain (loss) on investments and foreign currencies.................   4,531,110    (3,074,181)  3,476,971
                                                                                   ----------   -----------  ----------
Net realized and unrealized gain (loss) on investments and foreign currencies....   3,866,830    20,387,978   5,613,993
                                                                                   ----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..................  $7,896,746   $21,306,986  $5,583,087
                                                                                   ==========   ===========  ==========
--------
* Net of foreign withholding taxes on interest and dividends of..................  $  891,426   $     3,564  $   31,534
                                                                                   ==========   ===========  ==========

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        STATEMENT OF CHANGES IN NET ASSETS -- September 30, 2013

                                      INTERNATIONAL DIVIDEND
                                           STRATEGY FUND                VALUE FUND                  JAPAN FUND
                                    --------------------------  --------------------------  --------------------------
                                    FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                        ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                    SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                        2013          2012          2013          2012          2013          2012
                                    ------------- ------------- ------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)...... $  4,029,916   $ 1,309,087  $    919,008  $    754,515   $   (30,906) $    126,503
 Net realized gain (loss) on
   investments and foreign
   currencies......................     (664,280)   (6,737,866)   23,462,159     3,765,375     2,137,022       497,689
 Net unrealized gain (loss) on
   investments and foreign
   currencies......................    4,531,110    11,471,568    (3,074,181)   22,892,776     3,476,971       562,077
                                    ------------   -----------  ------------  ------------   -----------  ------------
Net increase (decrease) in net
 assets resulting from operations..    7,896,746     6,042,789    21,306,986    27,412,666     5,583,087     1,186,269
                                    ------------   -----------  ------------  ------------   -----------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income (Class A)...   (3,097,332)   (1,234,410)     (743,703)     (898,865)     (470,762)      (47,904)
 Net investment income (Class B)...     (207,523)      (64,930)       (4,399)      (27,012)       (3,078)           --
 Net investment income (Class C)...     (761,162)     (173,790)      (36,119)      (88,986)       (6,981)           --
 Net investment income (Class I)...      (51,338)      (33,449)           --            --            --            --
 Net investment income (Class Z)*..           --            --        (1,988)       (3,390)           --            --
 Net realized gain on securities
   (Class A).......................           --            --            --            --            --    (4,495,773)
 Net realized gain on securities
   (Class B).......................           --            --            --            --            --       (55,170)
 Net realized gain on securities
   (Class C).......................           --            --            --            --            --      (160,446)
 Net realized gain on securities
   (Class I).......................           --            --            --            --            --            --
 Net realized gain on securities
   (Class Z)*......................           --            --            --            --            --            --
                                    ------------   -----------  ------------  ------------   -----------  ------------
Total distributions to shareholders   (4,117,355)   (1,506,579)     (786,209)   (1,018,253)     (480,821)   (4,759,293)
                                    ------------   -----------  ------------  ------------   -----------  ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 7).......   54,407,385    (4,916,682)  (19,257,849)  (32,552,724)    1,061,292    (7,572,688)
                                    ------------   -----------  ------------  ------------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS............................   58,186,776      (380,472)    1,262,928    (6,158,311)    6,163,558   (11,145,712)

NET ASSETS:
Beginning of period................   69,741,063    70,121,535   110,233,412   116,391,723    21,349,720    32,495,432
                                    ------------   -----------  ------------  ------------   -----------  ------------
End of period+..................... $127,927,839   $69,741,063  $111,496,340  $110,233,412   $27,513,278  $ 21,349,720
                                    ============   ===========  ============  ============   ===========  ============
--------
+ Includes accumulated
 undistributed net investment
 income (loss)..................... $     36,713   $   221,270  $    707,750  $    543,565   $    45,538  $    442,154
                                    ============   ===========  ============  ============   ===========  ============

*  See Note 1

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS

                                                                 INTERNATIONAL DIVIDEND STRATEGY FUND
                                                                 ------------------------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                        DISTRI-                        NET               NET
               ASSET      NET        (BOTH                DIVIDENDS  BUTIONS                       ASSET            ASSETS
               VALUE   INVESTMENT  REALIZED    TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE            END OF
             BEGINNING   INCOME       AND      INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL   PERIOD
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED)  OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2) (000'S)
------------ --------- ---------- -----------  ---------- ---------- ------- ------------- ------- ------ --------- --------
                                                                               CLASS A
-
  09/30/09    $12.44     $ 0.10     $(0.71)(5)   $(0.61)    $(0.22)    $--      $(0.03)    $(0.25) $11.58   (4.28)% $122,343
  09/30/10     11.58      (0.01)      0.33         0.32      (0.00)     --       (0.06)     (0.06)  11.84    2.79    100,990
  09/30/11     11.84       0.08      (1.64)       (1.56)     (0.00)     --          --      (0.00)  10.28  (13.17)    50,177
  09/30/12     10.28       0.23       0.66         0.89      (0.26)     --          --      (0.26)  10.91    8.77     51,309
  09/30/13     10.91       0.47       0.50         0.97      (0.47)     --          --      (0.47)  11.41    9.24     96,020
                                                                               CLASS B
-
  09/30/09     11.44       0.03      (0.63)(5)    (0.60)     (0.09)     --       (0.03)     (0.12)  10.72   (4.85)    12,960
  09/30/10     10.72      (0.09)      0.31         0.22         --      --          --         --   10.94    2.05      8,815
  09/30/11     10.94      (0.02)     (1.49)       (1.51)        --      --          --         --    9.43  (13.80)     5,130
  09/30/12      9.43       0.13       0.62         0.75      (0.14)     --          --      (0.14)  10.04    7.97      4,572
  09/30/13     10.04       0.34       0.50         0.84      (0.41)     --          --      (0.41)  10.47    8.65      5,948
                                                                               CLASS C
-
  09/30/09     11.42       0.03      (0.63)(5)    (0.60)     (0.09)     --       (0.03)     (0.12)  10.70   (4.86)    25,123
  09/30/10     10.70      (0.09)      0.32         0.23         --      --          --         --   10.93    2.15     19,763
  09/30/11     10.93      (0.02)     (1.49)       (1.51)        --      --          --         --    9.42  (13.82)    13,190
  09/30/12      9.42       0.14       0.61         0.75      (0.14)     --          --      (0.14)  10.03    7.98     12,571
  09/30/13     10.03       0.36       0.47         0.83      (0.41)     --          --      (0.41)  10.45    8.56     24,776
                                                                               CLASS I
-
  09/30/09     12.56       0.09      (0.70)(5)    (0.61)     (0.25)     --       (0.03)     (0.28)  11.67   (4.12)     4,799
  09/30/10     11.67      (0.02)      0.35         0.33      (0.01)     --       (0.06)     (0.07)  11.93    2.80      2,600
  09/30/11     11.93       0.08      (1.65)       (1.57)     (0.00)     --          --      (0.00)  10.36  (13.13)     1,625
  09/30/12     10.36       0.24       0.66         0.90      (0.27)     --          --      (0.27)  10.99    8.84      1,289
  09/30/13     10.99       0.44       0.56         1.00      (0.48)     --          --      (0.48)  11.51    9.41      1,184



                   RATIO
                  OF NET
 RATIO OF       INVESTMENT
 EXPENSES      INCOME (LOSS)
TO AVERAGE      TO AVERAGE      PORTFOLIO
NET ASSETS      NET ASSETS      TURNOVER
----------     -------------    ---------


   1.89%(3)(4)      1.14%(3)(4)    431%
   1.85(4)         (0.11)(4)       295
   1.84             0.63           262
   1.90(3)          2.07(3)        248
   1.90(3)          4.42(3)         32


   2.55(3)(4)       0.36(3)(4)     431%
   2.55(3)(4)      (0.86)(3)(4)    295
   2.55(3)         (0.18)(3)       262
   2.55(3)          1.29(3)        248
   2.55(3)          3.40(3)         32


   2.55(3)(4)       0.41(3)(4)     431%
   2.55(3)(4)      (0.82)(3)(4)    295
   2.55(3)         (0.14)(3)       262
   2.55(3)          1.38(3)        248
   2.55(3)          3.70(3)         32


   1.80(3)(4)       0.95(3)(4)     431%
   1.80(3)(4)      (0.16)(3)(4)    295
   1.80(3)          0.59(3)        262
   1.80(3)          2.14(3)        248
   1.80(3)          3.98(3)         32

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements.
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 3):

                                         09/30/09 09/30/10 09/30/11 09/30/12 09/30/13
                                         -------- -------- -------- -------- --------
International Dividend Strategy Class A.   0.00%     -- %     -- %    0.25%    0.16%
International Dividend Strategy Class B.   0.22     0.11     0.07     0.53     0.44
International Dividend Strategy Class C.   0.08     0.02    (0.00)    0.33     0.20
International Dividend Strategy Class I.   0.27     0.01    (0.09)    0.17     0.09

(4)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

                                                    09/30/09 09/30/10
                                                    -------- --------
           International Dividend Strategy Class A.   0.00%    0.01%
           International Dividend Strategy Class B.   0.00     0.00
           International Dividend Strategy Class C.   0.00     0.01
           International Dividend Strategy Class I.   0.00     0.00

(5)Includes the effect of a merger.

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                           VALUE FUND
                                                                           ----------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRI-                        NET               NET
               ASSET      NET        (BOTH               DIVIDENDS  BUTIONS                       ASSET            ASSETS
               VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE            END OF
             BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL   PERIOD
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2) (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------- ------------- ------- ------ --------- --------
                                                                             CLASS A
-
  09/30/09    $12.74     $ 0.16     $(1.88)     $(1.72)    $(0.23)    $--        $--      $(0.23) $10.79  (13.24)% $ 52,112
  09/30/10     10.79       0.14       0.30(5)     0.44      (0.07)     --         --       (0.07)  11.16    4.13    122,673
  09/30/11     11.16       0.08      (0.70)      (0.62)     (0.06)     --         --       (0.06)  10.48   (5.63)    94,560
  09/30/12     10.48       0.10       2.79        2.89      (0.13)     --         --       (0.13)  13.24   27.84     90,132
  09/30/13     13.24       0.14       2.65        2.79      (0.11)     --         --       (0.11)  15.92   21.28     91,235
                                                                             CLASS B
-
  09/30/09     11.91       0.10      (1.76)      (1.66)     (0.14)     --         --       (0.14)  10.11  (13.78)    11,213
  09/30/10     10.11      (0.00)      0.35(5)     0.35      (0.02)     --         --       (0.02)  10.44    3.43     12,416
  09/30/11     10.44      (0.01)     (0.66)      (0.67)        --      --         --          --    9.77   (6.42)     6,732
  09/30/12      9.77       0.01       2.61        2.62      (0.04)     --         --       (0.04)  12.35   26.92      5,277
  09/30/13     12.35       0.03       2.48        2.51      (0.01)     --         --       (0.01)  14.85   20.35      4,631
                                                                             CLASS C
-
  09/30/09     11.91       0.09      (1.76)      (1.67)     (0.14)     --         --       (0.14)  10.10  (13.86)     9,386
  09/30/10     10.10      (0.00)      0.35(5)     0.35      (0.02)     --         --       (0.02)  10.43    3.44     21,389
  09/30/11     10.43      (0.01)     (0.65)      (0.66)        --      --         --          --    9.77   (6.33)    14,941
  09/30/12      9.77       0.01       2.61        2.62      (0.06)     --         --       (0.06)  12.33   26.95     14,688
  09/30/13     12.33       0.03       2.48        2.51      (0.03)     --         --       (0.03)  14.81   20.41     15,630



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES    INCOME (LOSS)
 TO AVERAGE    TO AVERAGE   PORTFOLIO
NET ASSETS(4) NET ASSETS(4) TURNOVER
------------- ------------- ---------


    1.63%(3)       1.68%(3)    204%
    1.61(3)        0.64(3)     157(6)
    1.50(3)        0.67(3)     231
    1.53           0.80        214
    1.57           0.94        286


    2.28(3)        1.06(3)     204%
    2.28(3)       (0.02)(3)    157(6)
    2.28(3)       (0.13)(3)    231
    2.28(3)        0.08(3)     214
    2.28(3)        0.24(3)     286


    2.28(3)        1.02(3)     204%
    2.28(3)       (0.02)(3)    157(6)
    2.26(3)       (0.10)(3)    231
    2.26           0.08        214
    2.28           0.23        286

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 3):

                                         09/30/09 09/30/10 09/30/11 09/30/12 09/30/13
                                         -------- -------- -------- -------- --------
Value Class A...........................   0.21%   (0.10)%  (0.02)%    -- %     -- %
Value Class B...........................   0.29     0.01    (0.04)    0.13     0.22
Value Class C...........................   0.28    (0.08)   (0.08)      --       --

(4)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

                                         09/30/09 09/30/10 09/30/11 09/30/12 09/30/13
                                         -------- -------- -------- -------- --------
Value Class A...........................   0.02%    0.01%    0.01%    0.00%    0.01%
Value Class B...........................   0.02     0.01     0.01     0.00     0.01
Value Class C...........................   0.02     0.01     0.01     0.00     0.01

(5)Includes the effect of a merger.
(6)Excludes purchases due to a fund merger.

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                            JAPAN FUND
                                                                            ----------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRI-                        NET                 NET
               ASSET      NET        (BOTH               DIVIDENDS  BUTIONS                       ASSET              ASSETS
               VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET   FROM   DISTRIBUTIONS  TOTAL  VALUE              END OF
             BEGINNING   INCOME       AND     INVESTMENT INVESTMENT CAPITAL  FROM RETURN  DISTRI- END OF   TOTAL     PERIOD
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME    GAINS   OF CAPITAL   BUTIONS PERIOD RETURN(2)   (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------- ------------- ------- ------ ---------   -------
                                                                             CLASS A
  09/30/09     $8.34     $ 0.01     $(0.01)     $ 0.00     $(0.00)  $   --       $--      $(0.00) $8.34     0.02%(4) $68,492
  09/30/10      8.34      (0.02)      1.07        1.05      (0.29)      --        --       (0.29)  9.10    13.01      58,538
  09/30/11      9.10       0.00      (1.11)      (1.11)     (0.26)      --        --       (0.26)  7.73   (12.68)     31,292
  09/30/12      7.73       0.04       0.02        0.06      (0.01)   (1.37)       --       (1.38)  6.41     1.38      20,714
  09/30/13      6.41      (0.01)      1.86        1.85      (0.16)      --        --       (0.16)  8.10    29.54      25,053
                                                                             CLASS B
  09/30/09      8.21      (0.04)      0.00       (0.04)        --       --        --          --   8.17    (0.49)(4)     313
  09/30/10      8.17      (0.07)      1.04        0.97      (0.22)      --        --       (0.22)  8.92    12.16         377
  09/30/11      8.92      (0.05)     (1.09)      (1.14)     (0.23)      --        --       (0.23)  7.55   (13.24)        316
  09/30/12      7.55      (0.01)      0.04        0.03         --    (1.37)       --       (1.37)  6.21     0.87         197
  09/30/13      6.21      (0.05)      1.79        1.74      (0.10)      --        --       (0.10)  7.85    28.54         238
                                                                             CLASS C
  09/30/09      8.21      (0.04)     (0.01)      (0.05)        --       --        --          --   8.16    (0.61)(4)     724
  09/30/10      8.16      (0.07)      1.05        0.98      (0.22)      --        --       (0.22)  8.92    12.30         691
  09/30/11      8.92      (0.04)     (1.11)      (1.15)     (0.23)      --        --       (0.23)  7.54   (13.35)        888
  09/30/12      7.54      (0.02)      0.05        0.03         --    (1.37)       --       (1.37)  6.20     0.85         438
  09/30/13      6.20      (0.03)      1.77        1.74      (0.10)      --        --       (0.10)  7.84    28.58       2,222



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES    INCOME (LOSS)
 TO AVERAGE    TO AVERAGE   PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------

    1.90%          0.19%       148%
    1.90          (0.24)        77
    1.90           0.04         79
    1.90           0.52        192
    1.90          (0.12)       162

    2.55          (0.53)       148%
    2.55          (0.85)        77
    2.55          (0.55)        79
    2.55          (0.16)       192
    2.55          (0.76)       162

    2.55          (0.58)       148%
    2.55          (0.86)        77
    2.55          (0.48)        79
    2.55          (0.23)       192
    2.55          (0.43)       162

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements.
(3)Net of the following expense reimbursements (based on average net assets) (See Note 3):

                                         09/30/09 09/30/10 09/30/11 09/30/12 09/30/13
                                         -------- -------- -------- -------- --------
Japan Class A...........................   0.31%    0.18%    0.27%    0.59%    0.55%
Japan Class B...........................   4.07     5.60     3.06     6.15     6.25
Japan Class C...........................   1.68     2.66     1.19     2.80     1.57

(4)The Fund's performance was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2013 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Telephone-Integrated................... 10.7%
                 Television.............................  7.1
                 Cellular Telecom.......................  6.4
                 Electric-Integrated....................  6.1
                 Oil Companies-Integrated...............  6.0
                 Telecom Services.......................  4.5
                 Medical-Drugs..........................  4.2
                 Repurchase Agreements..................  3.9
                 Exchange-Traded Funds..................  3.8
                 Real Estate Operations & Development...  3.7
                 Gambling (Non-Hotel)...................  3.2
                 Electric-Generation....................  3.0
                 Computer Services......................  2.8
                 Chemicals-Diversified..................  2.8
                 Insurance-Multi-line...................  2.5
                 Building & Construction-Misc...........  2.4
                 Steel-Producers........................  2.3
                 Computers-Periphery Equipment..........  2.3
                 Building-Heavy Construction............  2.2
                 Machinery-General Industrial...........  2.0
                 Shipbuilding...........................  1.8
                 Oil Companies-Exploration & Production.  1.7
                 Cosmetics & Toiletries.................  1.6
                 Metal-Diversified......................  1.5
                 Metal-Copper...........................  1.5
                 Rubber & Vinyl.........................  1.3
                 Metal-Iron.............................  1.2
                 Investment Companies...................  1.2
                 Petrochemicals.........................  1.1
                 Coal...................................  0.9
                 Electric-Transmission..................  0.8
                 Building-Residential/Commercial........  0.8
                 Electric-Distribution..................  0.5
                                                         ----
                                                         97.8%
                                                         ====

COUNTRY ALLOCATION*

                             Brazil......... 17.4%
                             United States..  9.2
                             France.........  8.4
                             Israel.........  7.5
                             Taiwan.........  6.5
                             Finland........  6.3
                             South Korea....  5.2
                             Poland.........  4.6
                             Singapore......  3.7
                             Sweden.........  3.6
                             Belgium........  3.5
                             Germany........  3.3
                             Greece.........  3.2
                             Canada.........  2.9
                             Spain..........  2.8
                             Denmark........  2.1
                             United Kingdom.  1.9
                             Colombia.......  1.9
                             Italy..........  1.9
                             Chile..........  1.0
                             Indonesia......  0.9
                                             ----
                                             97.8%
                                             ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2013

                                                                 VALUE
                  SECURITY DESCRIPTION                SHARES    (NOTE 2)
      --------------------------------------------------------------------
      COMMON STOCK -- 81.8%
      BELGIUM -- 3.5%
        Belgacom SA(1)..............................    76,276 $ 2,028,213
        Telenet Group Holding NV(1).................    49,387   2,459,331
                                                               -----------
                                                                 4,487,544
                                                               -----------
      BERMUDA -- 0.0%
        Peace Mark Holdings, Ltd.+(2)(3)............   800,000           0
        Peregrine Investments Holdings, Ltd.+(2)(3).    91,000           0
                                                               -----------
                                                                         0
                                                               -----------
      BRAZIL -- 9.1%
        Brookfield Incorporacoes SA+................ 1,358,500     986,863
        Cia Siderurgica Nacional SA.................   398,600   1,701,374
        Light SA....................................   177,700   1,517,782
        Natura Cosmeticos SA........................    89,954   2,009,080
        Porto Seguro SA.............................   257,000   3,246,853
        Tractebel Energia SA........................   131,800   2,178,331
                                                               -----------
                                                                11,640,283
                                                               -----------
      CANADA -- 2.9%
        Bell Aliant, Inc............................    59,880   1,491,114
        Canadian Oil Sands, Ltd.....................   114,651   2,221,673
                                                               -----------
                                                                 3,712,787
                                                               -----------
      CHILE -- 1.0%
        CAP SA......................................    58,438   1,296,693
                                                               -----------
      COLOMBIA -- 1.9%
        Ecopetrol SA................................ 1,075,400   2,470,900
                                                               -----------
      DENMARK -- 2.1%
        TDC A/S(1)..................................   311,077   2,631,855
                                                               -----------
      FINLAND -- 6.3%
        Elisa Oyj(1)................................   105,848   2,524,417
        Metso Oyj(1)................................    65,789   2,582,234
        Orion Oyj, Class B(1).......................   116,182   2,927,180
                                                               -----------
                                                                 8,033,831
                                                               -----------
      FRANCE -- 8.4%
        Bouygues SA(1)..............................    82,439   3,009,643
        Societe Television Francaise 1(1)...........   278,458   4,848,600
        Total SA(1).................................    49,281   2,864,278
                                                               -----------
                                                                10,722,521
                                                               -----------
      GERMANY -- 3.3%
        ProSiebenSat.1 Media AG(1)..................    99,596   4,227,836
                                                               -----------
      GREECE -- 3.2%
        OPAP SA(1)..................................   366,315   4,094,932
                                                               -----------
      INDONESIA -- 0.9%
        Indo Tambangraya Megah Tbk PT(1)............   518,500   1,178,074
                                                               -----------
      ISRAEL -- 7.5%
        Bezeq The Israeli Telecommunication Corp.,
         Ltd.(1).................................... 2,020,087   3,715,072
        Israel Chemicals, Ltd.(1)...................   195,388   1,649,231
        Partner Communications Co., Ltd.+(1)........   526,667   4,183,505
                                                               -----------
                                                                 9,547,808
                                                               -----------

                                                                   VALUE
                 SECURITY DESCRIPTION                  SHARES     (NOTE 2)
    -----------------------------------------------------------------------
    ITALY -- 1.9%
      Eni SpA(1).....................................   104,527 $  2,409,928
                                                                ------------
    POLAND -- 4.6%
      KGHM Polska Miedz SA(1)........................    50,726    1,997,263
      PGE SA(1)......................................   375,188    1,999,881
      Synthos SA(1).................................. 1,244,166    1,899,982
                                                                ------------
                                                                   5,897,126
                                                                ------------
    SINGAPORE -- 3.7%
      Keppel Land, Ltd.(1)...........................   840,000    2,372,323
      Yangzijiang Shipbuilding Holdings, Ltd.(1)..... 2,679,000    2,339,151
                                                                ------------
                                                                   4,711,474
                                                                ------------
    SOUTH KOREA -- 5.2%
      KT Corp.(1)....................................    81,570    2,734,042
      SK Telecom Co., Ltd.(1)........................    19,480    3,974,047
                                                                ------------
                                                                   6,708,089
                                                                ------------
    SPAIN -- 2.8%
      Indra Sistemas SA(1)...........................   240,427    3,615,078
                                                                ------------
    SWEDEN -- 3.6%
      Skanska AB, Class B(1).........................   146,704    2,822,099
      Tele2 AB, Series B(1)..........................   141,356    1,808,340
                                                                ------------
                                                                   4,630,439
                                                                ------------
    TAIWAN -- 6.5%
      China Petrochemical Development Corp.(1)....... 2,792,850    1,375,059
      Farglory Land Development Co., Ltd.(1)......... 1,190,000    2,214,165
      Lite-On Technology Corp.(1).................... 1,751,589    2,974,714
      TSRC Corp.(1)..................................   945,800    1,689,572
                                                                ------------
                                                                   8,253,510
                                                                ------------
    UNITED KINGDOM -- 1.9%
      AstraZeneca PLC(1).............................    47,556    2,471,521
                                                                ------------
    UNITED STATES -- 1.5%
      Soft Brands, Inc.+(2)(3).......................        40            0
      Southern Copper Corp...........................    68,220    1,858,313
                                                                ------------
                                                                   1,858,313
                                                                ------------
    TOTAL COMMON STOCK
       (cost $96,492,063)............................            104,600,542
                                                                ------------
    PREFERRED SECURITIES -- 8.3%
    BRAZIL -- 8.3%
      AES Tiete SA...................................   173,602    1,684,088
      Bradespar SA...................................   135,300    1,501,773
      Centrais Eletricas Brasileiras SA, Class B.....   224,300    1,059,613
      Cia de Transmissao de Energia Eletrica
       Paulista......................................    67,600    1,056,870
      Cia Energetica de Minas Gerais.................   127,376    1,105,768
      Cia Paranaense de Energia, Class B.............   137,706    1,954,092
      Eletropaulo Metropolitana Eletricidade de Sao
       Paulo SA......................................   174,000      671,254
      Vale SA........................................   110,200    1,568,248
                                                                ------------
    TOTAL PREFERRED SECURITIES
       (cost $14,449,191)............................             10,601,706
                                                                ------------

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)

                                                  SHARES/
                                                 PRINCIPAL     VALUE
                SECURITY DESCRIPTION              AMOUNT      (NOTE 2)
        ---------------------------------------------------------------
        EXCHANGE-TRADED FUNDS -- 3.8%
        UNITED STATES -- 3.8%
          iShares MSCI ACWI ex US Index Fund
           (cost $4,589,558)...................    109,549  $  4,909,986
                                                            ------------
        TOTAL LONG-TERM INVESTMENT SECURITIES
           (cost $115,530,812).................              120,112,234
                                                            ------------
        REPURCHASE AGREEMENT -- 3.9%
          State Street Bank & Trust Co. Joint
           Repurchase Agreement(4)
           (cost $5,003,000)................... $5,003,000     5,003,000
                                                            ------------
        TOTAL INVESTMENTS
           (cost $120,533,812)(5)..............       97.8%  125,115,234
        Other assets less liabilities..........        2.2     2,812,605
                                                ----------  ------------
        NET ASSETS                                   100.0% $127,927,839
                                                ==========  ============

--------
+  Non-income producing security
(1)Security was valued using fair value procedures at September 30, 2013. The aggregate value of these securities was $83,621,566 representing 65.4% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity securities.
(2)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(3)Illiquid security. At September 30, 2013, the aggregate value of these securities was $0 representing 0.0% of net assets.
(4)See Note 2 for details of Joint Repurchase Agreements.
(5)See Note 6 for cost of investments on a tax basis.

        SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2013 (see Note 2):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                 --------------------- ----------------- ---------------------- ------------
ASSETS
LONG-TERM INVESTMENT SECURITIES:
  Common Stock:
   Bermuda.......................      $        --         $        --             $ 0           $          0
   Brazil........................       11,640,283                  --              --             11,640,283
   Canada........................        3,712,787                  --              --              3,712,787
   Chile.........................        1,296,693                  --              --              1,296,693
   Colombia......................        2,470,900                  --              --              2,470,900
   Finland.......................               --           8,033,831              --              8,033,831
   France........................               --          10,722,521              --             10,722,521
   Israel........................               --           9,547,808              --              9,547,808
   South Korea...................               --           6,708,089              --              6,708,089
   Taiwan........................               --           8,253,510              --              8,253,510
   United States.................        1,858,313                  --               0              1,858,313
   Other Countries*..............               --          40,355,807              --             40,355,807
  Preferred Securities:
   Brazil........................       10,601,706                  --              --             10,601,706
  Exchange Traded Funds..........        4,909,986                  --              --              4,909,986
Repurchase Agreement.............               --           5,003,000              --              5,003,000
                                       -----------         -----------             ---           ------------
Total............................      $36,490,668         $88,624,566             $ 0           $125,115,234
                                       ===========         ===========             ===           ============

--------
* Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by country classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. Securities held at the beginning of the period currently valued at $73,947,986 were transferred from Level 1 to Level 2 due to foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.


See Notes to Financial Statements

        SUNAMERICA VALUE FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2013 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Diversified Banking Institutions.......  11.0%
                 Medical-Drugs..........................   8.7
                 Banks-Super Regional...................   8.2
                 Oil Companies-Integrated...............   5.2
                 Oil Companies-Exploration & Production.   4.8
                 Electronic Components-Semiconductors...   3.9
                 Insurance-Property/Casualty............   3.8
                 Medical-HMO............................   3.2
                 Oil Field Machinery & Equipment........   3.0
                 Applications Software..................   2.7
                 Diversified Manufacturing Operations...   2.5
                 Repurchase Agreements..................   2.5
                 Networking Products....................   2.4
                 Oil-Field Services.....................   2.2
                 Beverages-Non-alcoholic................   2.1
                 Instruments-Controls...................   2.1
                 Transport-Services.....................   2.1
                 Aerospace/Defense-Equipment............   2.1
                 Aerospace/Defense......................   2.0
                 Computers..............................   1.8
                 Metal-Copper...........................   1.7
                 Telephone-Integrated...................   1.7
                 Cable/Satellite TV.....................   1.6
                 Cosmetics & Toiletries.................   1.5
                 Tobacco................................   1.5
                 Multimedia.............................   1.3
                 Retail-Regional Department Stores......   1.2
                 Retail-Building Products...............   1.2
                 Engines-Internal Combustion............   1.2
                 Retail-Restaurants.....................   1.1
                 Chemicals-Diversified..................   1.1
                 Auto/Truck Parts & Equipment-Original..   1.1
                 Retail-Major Department Stores.........   1.1
                 Auto-Cars/Light Trucks.................   1.0
                 Food-Retail............................   1.0
                 Cellular Telecom.......................   1.0
                 Chemicals-Specialty....................   1.0
                 Retail-Apparel/Shoe....................   0.8
                 Rental Auto/Equipment..................   0.7
                 Television.............................   0.5
                 Containers-Metal/Glass.................   0.5
                                                         -----
                                                         100.1%
                                                         =====

--------
*Calculated as a percentage of net assets

        SUNAMERICA VALUE FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2013




                                                                VALUE
                   SECURITY DESCRIPTION               SHARES   (NOTE 2)
       ------------------------------------------------------------------
       COMMON STOCK -- 97.6%
       AEROSPACE/DEFENSE -- 2.0%
         Boeing Co...................................  19,000 $ 2,232,500
                                                              -----------
       AEROSPACE/DEFENSE-EQUIPMENT -- 2.1%
         United Technologies Corp....................  21,553   2,323,844
                                                              -----------
       APPLICATIONS SOFTWARE -- 2.7%
         Microsoft Corp..............................  91,177   3,037,106
                                                              -----------
       AUTO-CARS/LIGHT TRUCKS -- 1.0%
         General Motors Co.+.........................  32,311   1,162,227
                                                              -----------
       AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.1%
         Delphi Automotive PLC.......................  20,117   1,175,235
                                                              -----------
       BANKS-SUPER REGIONAL -- 8.2%
         Capital One Financial Corp..................  24,224   1,665,158
         US Bancorp..................................  89,890   3,288,176
         Wells Fargo & Co............................ 100,000   4,132,000
                                                              -----------
                                                                9,085,334
                                                              -----------
       BEVERAGES-NON-ALCOHOLIC -- 2.1%
         PepsiCo, Inc................................  30,000   2,385,000
                                                              -----------
       CABLE/SATELLITE TV -- 1.6%
         Comcast Corp., Class A......................  39,170   1,768,526
                                                              -----------
       CELLULAR TELECOM -- 1.0%
         Sprint Corp.+...............................  87,484     543,275
         Vodafone Group PLC ADR......................  16,715     588,034
                                                              -----------
                                                                1,131,309
                                                              -----------
       CHEMICALS-DIVERSIFIED -- 1.1%
         LyondellBasell Industries NV, Class A.......  16,130   1,181,200
                                                              -----------
       CHEMICALS-SPECIALTY -- 1.0%
         Albemarle Corp..............................  17,919   1,127,822
                                                              -----------
       COMPUTERS -- 1.8%
         Apple, Inc..................................   4,179   1,992,338
                                                              -----------
       CONTAINERS-METAL/GLASS -- 0.5%
         Owens-Illinois, Inc.+.......................  18,349     550,837
                                                              -----------
       COSMETICS & TOILETRIES -- 1.5%
         Procter & Gamble Co.........................  22,761   1,720,504
                                                              -----------
       DIVERSIFIED BANKING INSTITUTIONS -- 11.0%
         Bank of America Corp........................ 251,327   3,468,312
         Citigroup, Inc..............................  70,868   3,437,807
         Goldman Sachs Group, Inc....................   8,677   1,372,788
         JPMorgan Chase & Co.........................  77,326   3,996,981
                                                              -----------
                                                               12,275,888
                                                              -----------
       DIVERSIFIED MANUFACTURING OPERATIONS -- 2.5%
         General Electric Co......................... 118,087   2,821,098
                                                              -----------
       ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.9%
         Altera Corp.................................  71,061   2,640,627
         Intel Corp..................................  74,313   1,703,254
                                                              -----------
                                                                4,343,881
                                                              -----------
       ENGINES-INTERNAL COMBUSTION -- 1.2%
         Cummins, Inc................................   9,907   1,316,343
                                                              -----------
       FOOD-RETAIL -- 1.0%
         Whole Foods Market, Inc.....................  19,604   1,146,834
                                                              -----------
       INSTRUMENTS-CONTROLS -- 2.1%
         Honeywell International, Inc................  28,380   2,356,675
                                                              -----------
       INSURANCE-PROPERTY/CASUALTY -- 3.8%
         Travelers Cos., Inc.........................  50,000   4,238,500
                                                              -----------


                                                                 VALUE
                   SECURITY DESCRIPTION               SHARES    (NOTE 2)
      --------------------------------------------------------------------
      MEDICAL-DRUGS -- 8.7%
        Johnson & Johnson............................  24,860 $  2,155,113
        Merck & Co., Inc.............................  84,072    4,002,668
        Pfizer, Inc.................................. 124,517    3,574,883
                                                              ------------
                                                                 9,732,664
                                                              ------------
      MEDICAL-HMO -- 3.2%
        UnitedHealth Group, Inc......................  50,000    3,580,500
                                                              ------------
      METAL-COPPER -- 1.7%
        Freeport-McMoRan Copper & Gold, Inc..........  58,597    1,938,389
                                                              ------------
      MULTIMEDIA -- 1.3%
        Time Warner, Inc.............................  13,406      882,249
        Viacom, Inc., Class B........................   6,998      584,893
                                                              ------------
                                                                 1,467,142
                                                              ------------
      NETWORKING PRODUCTS -- 2.4%
        Cisco Systems, Inc........................... 113,423    2,656,367
                                                              ------------
      OIL COMPANIES-EXPLORATION & PRODUCTION -- 4.8%
        Anadarko Petroleum Corp......................  15,459    1,437,533
        Apache Corp..................................   6,938      590,701
        Devon Energy Corp............................  33,846    1,954,945
        Occidental Petroleum Corp....................  14,767    1,381,305
                                                              ------------
                                                                 5,364,484
                                                              ------------
      OIL COMPANIES-INTEGRATED -- 5.2%
        Chevron Corp.................................  20,872    2,535,948
        Exxon Mobil Corp.............................  25,273    2,174,489
        Marathon Oil Corp............................  32,392    1,129,833
                                                              ------------
                                                                 5,840,270
                                                              ------------
      OIL FIELD MACHINERY & EQUIPMENT -- 3.0%
        National Oilwell Varco, Inc..................  43,171    3,372,087
                                                              ------------
      OIL-FIELD SERVICES -- 2.2%
        Halliburton Co...............................  50,000    2,407,500
                                                              ------------
      RENTAL AUTO/EQUIPMENT -- 0.7%
        United Rentals, Inc.+........................  12,646      737,135
                                                              ------------
      RETAIL-APPAREL/SHOE -- 0.8%
        Ross Stores, Inc.............................  12,099      880,807
                                                              ------------
      RETAIL-BUILDING PRODUCTS -- 1.2%
        Home Depot, Inc..............................  17,419    1,321,231
                                                              ------------
      RETAIL-MAJOR DEPARTMENT STORES -- 1.1%
        TJX Cos., Inc................................  20,666    1,165,356
                                                              ------------
      RETAIL-REGIONAL DEPARTMENT STORES -- 1.2%
        Macy's, Inc..................................  31,845    1,377,933
                                                              ------------
      RETAIL-RESTAURANTS -- 1.1%
        Starbucks Corp...............................  15,476    1,191,188
                                                              ------------
      TELEPHONE-INTEGRATED -- 1.7%
        AT&T, Inc....................................  55,600    1,880,392
                                                              ------------
      TELEVISION -- 0.5%
        CBS Corp., Class B...........................  10,767      593,908
                                                              ------------
      TOBACCO -- 1.5%
        Altria Group, Inc............................  49,088    1,686,173
                                                              ------------
      TRANSPORT-SERVICES -- 2.1%
        FedEx Corp...................................  20,422    2,330,354
                                                              ------------
      TOTAL LONG-TERM INVESTMENT SECURITIES
         (cost $103,995,621).........................          108,896,881
                                                              ------------

        SUNAMERICA VALUE FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


                                                 PRINCIPAL     VALUE
               SECURITY DESCRIPTION               AMOUNT      (NOTE 2)
      ------------------------------------------------------------------
      REPURCHASE AGREEMENT -- 2.5%
        State Street Bank and Trust Co. Joint
         Repurchase Agreement(1)
         (cost $2,756,000)..................... $2,756,000  $  2,756,000
                                                            ------------
      TOTAL INVESTMENTS
         (cost $106,751,621)(2)................      100.1%  111,652,881
      Liabilities in excess of other assets....       (0.1)     (156,541)
                                                ----------  ------------
      NET ASSETS                                     100.0% $111,496,340
                                                ==========  ============

--------
+  Non-income producing security
(1)See Note 2 for details of Joint Repurchase Agreements.
(2)See Note 6 for cost of investments on a tax basis.
ADR --American Depository Receipt
The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2013 (see Note 2):

                                      LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                          QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                     --------------------- ----------------- ---------------------- ------------
ASSETS:
LONG-TERM INVESTMENT SECURITIES:
  Common Stock:
   Banks-Super Regional..............     $  9,085,334         $       --              $--           $  9,085,334
   Diversified Banking Institutions..       12,275,888                 --               --             12,275,888
   Medical-Drugs.....................        9,732,664                 --               --              9,732,664
   Oil Companies-Integrated..........        5,840,270                 --               --              5,840,270
   Other Industries*.................       71,962,725                 --               --             71,962,725
Repurchase Agreement.................               --          2,756,000               --              2,756,000
                                          ------------         ----------              ---           ------------
Total................................     $108,896,881         $2,756,000              $--           $111,652,881
                                          ============         ==========              ===           ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.


See Notes to Financial Statements

        SUNAMERICA JAPAN FUND
        PORTFOLIO PROFILE -- SEPTEMBER 30, 2013 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Auto/Truck Parts & Equipment-Original.. 10.0%
                 Electronic Components-Misc.............  7.8
                 Computers-Integrated Systems...........  6.6
                 Telephone-Integrated...................  6.0
                 Auto-Cars/Light Trucks.................  5.3
                 Real Estate Management/Services........  4.6
                 Machinery-General Industrial...........  4.2
                 Banks-Commercial.......................  3.6
                 Tobacco................................  3.4
                 Diversified Banking Institutions.......  3.0
                 Repurchase Agreements..................  2.9
                 Insurance-Life/Health..................  2.9
                 Steel-Specialty........................  2.8
                 Medical-Drugs..........................  2.5
                 Medical-Wholesale Drug Distribution....  2.5
                 Insurance-Property/Casualty............  2.4
                 Chemicals-Specialty....................  2.3
                 Fisheries..............................  2.3
                 Photo Equipment & Supplies.............  2.1
                 Computer Services......................  2.0
                 Television.............................  2.0
                 Finance-Credit Card....................  1.9
                 E-Commerce/Products....................  1.7
                 Travel Services........................  1.6
                 Airlines...............................  1.6
                 Retail-Discount........................  1.6
                 Oil Companies-Exploration & Production.  1.5
                 Retail-Drug Store......................  1.5
                 Building-Residential/Commercial........  1.4
                 Oil Refining & Marketing...............  1.3
                 Retail-Apparel/Shoe....................  1.0
                 Retail-Consumer Electronics............  1.0
                 Cosmetics & Toiletries.................  0.9
                 Casino Services........................  0.8
                 Leisure Products.......................  0.8
                                                         ----
                                                         99.8%
                                                         ====

COUNTRY ALLOCATION*

                              Japan......... 96.9%
                              United States.  2.9
                              Australia.....  0.0
                              Bermuda.......  0.0
                                             ----
                                             99.8%
                                             ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA JAPAN FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2013

                                                               VALUE
                    SECURITY DESCRIPTION             SHARES   (NOTE 2)
         --------------------------------------------------------------
         COMMON STOCK -- 96.9%
         AIRLINES -- 1.6%
           Japan Airlines Co., Ltd.(3)..............   7,200 $  436,388
                                                             ----------
         AUTO-CARS/LIGHT TRUCKS -- 5.3%
           Isuzu Motors, Ltd.(3).................... 104,000    689,447
           Nissan Motor Co., Ltd.(3)................  76,300    768,206
                                                             ----------
                                                              1,457,653
                                                             ----------
         AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 10.0%
           Exedy Corp.(3)...........................  24,000    591,295
           Stanley Electric Co., Ltd.(3)............  31,930    680,898
           TACHI-S Co., Ltd.(3).....................  54,260    823,697
           Toyota Industries Corp.(3)...............  15,300    662,652
                                                             ----------
                                                              2,758,542
                                                             ----------
         BANKS-COMMERCIAL -- 3.6%
           Sumitomo Mitsui Financial Group, Inc.(3).  20,410    990,864
                                                             ----------
         BUILDING-RESIDENTIAL/COMMERCIAL -- 1.4%
           Daiwa House Industry Co., Ltd.(3)........  21,000    393,753
                                                             ----------
         CASINO SERVICES -- 0.8%
           Sankyo Co., Ltd.(3)......................   4,590    224,601
                                                             ----------
         CHEMICALS-SPECIALTY -- 2.3%
           Tokyo Ohka Kogyo Co., Ltd.(3)............  28,700    640,028
                                                             ----------
         COAL -- 0.0%
           White Energy Co., Ltd.+(3)...............     446         77
                                                             ----------
         COMPUTER SERVICES -- 2.0%
           SCSK Corp.(3)............................  22,900    552,138
                                                             ----------
         COMPUTERS-INTEGRATED SYSTEMS -- 6.6%
           ITOCHU Techno-Solutions Corp.(3).........  14,800    526,995
           Net One Systems Co., Ltd.(3).............  35,200    266,454
           OBIC Co., Ltd.(3)........................  18,100    584,916
           Otsuka Corp.(3)..........................   3,320    424,282
                                                             ----------
                                                              1,802,647
                                                             ----------
         COSMETICS & TOILETRIES -- 0.9%
           Kose Corp.(3)............................   8,820    255,521
                                                             ----------
         DIVERSIFIED BANKING INSTITUTIONS -- 3.0%
           Mitsubishi UFJ Financial Group, Inc.(3).. 128,200    822,384
                                                             ----------
         E-COMMERCE/PRODUCTS -- 1.7%
           Rakuten, Inc.(3).........................  31,210    474,252
                                                             ----------
         ELECTRONIC COMPONENTS-MISC. -- 7.8%
           Futaba Corp./Chiba(3)....................  42,900    550,987
           Inaba Denki Sangyo Co., Ltd.(3)..........  17,900    537,716
           Kyocera Corp.(3).........................   9,900    527,469
           Minebea Co., Ltd.(3)..................... 104,000    531,720
                                                             ----------
                                                              2,147,892
                                                             ----------
         FINANCE-CREDIT CARD -- 1.9%
           Credit Saison Co., Ltd.(3)...............  19,600    533,060
                                                             ----------
         FISHERIES -- 2.3%
           Toyo Suisan Kaisha, Ltd.(3)..............  21,300    626,119
                                                             ----------
         INSURANCE-LIFE/HEALTH -- 2.9%
           Sony Financial Holdings, Inc.(3).........  14,600    268,450
           T&D Holdings, Inc.(3)....................  42,100    523,053
                                                             ----------
                                                                791,503
                                                             ----------

                                                            VALUE
                   SECURITY DESCRIPTION            SHARES  (NOTE 2)
          -----------------------------------------------------------
          INSURANCE-PROPERTY/CASUALTY -- 2.4%
            Tokio Marine Holdings, Inc.(3)........ 20,000 $   656,106
                                                          -----------
          LEISURE PRODUCTS -- 0.8%
            Sega Sammy Holdings, Inc.(3)..........  7,660     221,896
                                                          -----------
          MACHINERY-GENERAL INDUSTRIAL -- 4.2%
            Makino Milling Machine Co., Ltd.(3)... 91,000     646,261
            Okuma Corp.(3)........................ 58,500     510,249
                                                          -----------
                                                            1,156,510
                                                          -----------
          MEDICAL-DRUGS -- 2.5%
            Shionogi & Co., Ltd.(3)............... 32,300     680,651
                                                          -----------
          MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 2.5%
            Suzuken Co., Ltd.(3).................. 20,500     675,959
                                                          -----------
          MISCELLANEOUS MANUFACTURING -- 0.0%
            Peace Mark Holdings, Ltd.+(1)(2)......  8,000           0
                                                          -----------
          OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.5%
            Inpex Corp.(3)........................ 35,200     416,099
                                                          -----------
          OIL REFINING & MARKETING -- 1.3%
            JX Holdings, Inc.(3).................. 69,900     363,526
                                                          -----------
          PHOTO EQUIPMENT & SUPPLIES -- 2.1%
            FUJIFILM Holdings Corp.(3)............ 23,920     576,026
                                                          -----------
          REAL ESTATE MANAGEMENT/SERVICES -- 4.6%
            Aeon Mall Co., Ltd.(3)................ 14,560     432,906
            Mitsubishi Estate Co., Ltd.(3)........ 28,000     830,814
                                                          -----------
                                                            1,263,720
                                                          -----------
          RETAIL-APPAREL/SHOE -- 1.0%
            Chiyoda Co., Ltd.(3).................. 12,700     270,364
                                                          -----------
          RETAIL-CONSUMER ELECTRONICS -- 1.0%
            K's Holdings Corp.(3).................  9,770     267,616
                                                          -----------
          RETAIL-DISCOUNT -- 1.6%
            Don Quijote Co., Ltd.(3)..............  6,900     433,128
                                                          -----------
          RETAIL-DRUG STORE -- 1.5%
            Tsuruha Holdings, Inc.(3).............  4,500     397,261
                                                          -----------
          STEEL-SPECIALTY -- 2.8%
            Hitachi Metals, Ltd.(3)............... 63,500     780,556
                                                          -----------
          TELEPHONE-INTEGRATED -- 6.0%
            KDDI Corp.(3)......................... 14,600     751,516
            Nippon Telegraph & Telephone Corp.(3). 17,390     902,621
                                                          -----------
                                                            1,654,137
                                                          -----------
          TELEVISION -- 2.0%
            TV Asahi Corp.(3)..................... 23,560     548,441
                                                          -----------
          TOBACCO -- 3.4%
            Japan Tobacco, Inc.(3)................ 25,880     934,475
                                                          -----------
          TRAVEL SERVICES -- 1.6%
            HIS Co., Ltd.(3)......................  7,500     440,225
                                                          -----------
          TOTAL LONG-TERM INVESTMENT SECURITIES
             (cost $24,308,283)...................         26,644,118
                                                          -----------

        SUNAMERICA JAPAN FUND
        PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


                                                        PRINCIPAL   VALUE
                 SECURITY DESCRIPTION                    AMOUNT    (NOTE 2)
  --------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 2.9%
    State Street Bank & Trust Co. bearing interest at
     0.00%, dated 09/30/2013 to be repurchased
     10/01/2013 in the amount of $808,000 and
     collateralized by $910,000 Federal Home Loan
     Mtg. Corp. Bonds, bearing interest at 2.00%
     due 01/30/2023 and having approximate value
     of $827,648 (cost $808,000)....................... $808,000  $   808,000
                                                                  -----------
  TOTAL INVESTMENTS
     (cost $25,116,283)(4).............................     99.8%  27,452,118
  Other assets less liabilities........................      0.2       61,160
                                                        --------  -----------
  NET ASSETS                                               100.0% $27,513,278
                                                        ========  ===========

--------
+  Non-income producing security
(1)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(2)Illiquid security. At September 30, 2013, the aggregate value of these securities was $0 representing 0.0% of net assets.
(3)Security was valued using fair value procedures at September 30, 2013. The aggregate value of these securities was $26,644,118 representing 96.9% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity securities.
(4)See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2013 (see Note 2):

                                           LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                               QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                          --------------------- ----------------- ---------------------- -----------
ASSETS:
LONG-TERM INVESTMENT SECURITIES:
  Common Stock:
   Auto-Cars/Light Trucks.................          $--             $ 1,457,653             $--           $ 1,457,653
   Auto/Truck Parts & Equipment-Original..           --               2,758,542              --             2,758,542
   Computers-Integrated Systems...........           --               1,802,647              --             1,802,647
   Electronic Components-Misc.............           --               2,147,892              --             2,147,892
   Miscellaneous Manufacturing............           --                      --               0                     0
   Telephone-Integrated...................           --               1,654,137              --             1,654,137
   Other Industries*......................           --              16,823,247              --            16,823,247
Repurchase Agreement......................           --                 808,000              --               808,000
                                                    ---             -----------             ---           -----------
Total.....................................          $--             $27,452,118             $ 0           $27,452,118
                                                    ===             ===========             ===           ===========

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. Securities held at the beginning of the period currently valued at $8,743,550 were transferred from Level 1 to Level 2 due to foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013

Note 1. Organization

   SunAmerica Equity Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and was organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of three different funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica International Dividend Strategy Fund ("International Dividend Strategy Fund"), SunAmerica Value Fund ("Value Fund"), and SunAmerica Japan Fund ("Japan Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes.

   The investment objective and principal investment techniques for each of the Funds are as follows:

   INTERNATIONAL DIVIDEND STRATEGY FUND seeks total return by employing a "buy and hold" strategy to identify approximately 50 to 100 high dividend yielding equity securities selected annually from the MSCI ACWI ex-U.S. Index. At least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in dividend yielding equity securities.

   VALUE FUND seeks long-term growth of capital by active trading of equity securities selected on the basis of a value criteria, issued by companies of any market capitalization, that offer the potential for long-term growth of capital.

   JAPAN FUND seeks long-term capital appreciation by active trading of securities of Japanese issuers and other investments that are tied economically to Japan ("Japanese companies"). Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in Japanese companies.

   Each Fund is organized as a "diversified" fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase. Prior to May 1, 2013 Class A shares of the International Dividend Strategy Fund and Japan Fund were subject to a redemption fee of 2% on the proceeds of any redemption or exchange of shares that were purchased within ninety (90) calendar days prior to the date of such redemption or exchange. Those redemption fees were terminated on May 1, 2013 and no longer apply.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares approximately eight years after purchase of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge, although may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Class I shares are closed to new purchases, however, existing investors may continue to purchase shares through reinvestments of dividends and capital gains distributions.

   As of July 22, 2013, there were no Class Z shares outstanding, and effective July 29, 2013, the Value Fund no longer offered Class Z shares.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. Class I shares have not adopted 12b-1 plans and make no payments thereunder, however, Class I shares pay a service fee to the Funds' distributor for providing administrative and shareholder services.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


   INDEMNIFICATIONS: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust/Fund in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America, the Funds disclose the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees ("the Board"), etc.).
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of inputs used to value the Funds' net assets as of September 30, 2013 are reported on a schedule following the Portfolio of Investments.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of September 30, 2013, the following Funds held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

                                 PERCENTAGE PRINCIPAL
FUND                             OWNERSHIP   AMOUNT
----                             ---------- ----------
International Dividend Strategy.    2.67%   $5,003,000
Value...........................    1.47     2,756,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   State Street Bank & Trust Co., dated September 30, 2013, bearing interest at a rate of 0.00% per annum, with a principal amount of $187,306,000, a repurchase price of $187,306,000, and a maturity date of October 1, 2013. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT        VALUE
------------------   -------- ---------- ------------ ------------
U.S. Treasury Notes.   0.25%  10/15/2015 $ 53,835,000 $ 53,787,410
U.S. Treasury Notes.   0.63   07/15/2016    7,385,000    7,403,315
U.S. Treasury Notes.   0.88   02/28/2017      925,000      926,827
U.S. Treasury Notes.   2.13   12/31/2015  123,525,000  128,938,854

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

   Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

   Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


   Dividends from net investment income, if any, are paid quarterly for the International Dividend Strategy Fund. All other Funds pay annually. Capital gain distributions, if any, are paid annually. The International Dividend Strategy Fund reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 -- 2012 or expected to be taken in each Fund's 2013 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2010.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year.

   Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

   NEW ACCOUNTING PRONOUNCEMENTS

   In December 2011 the FASB issued Accounting Standards Update ("ASU")
   No. 2011-11 "Disclosures about Offsetting Assets and Liabilities which was subsequently clarified in FASB ASU 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" which was issued January 2013. The amended Standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and 2013-01 and its impact on the financial statements.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
International Dividend Strategy Fund+.    1.00%
Value Fund............................    0.75
Japan Fund............................    1.15

   For the year ended September 30, 2013, SunAmerica earned fees in the amounts stated in the Statement of Operations.

   The Japan Fund is subadvised by Wellington Management Company, LLP ("Wellington Management") pursuant to a subadvisory agreement with SunAmerica. Wellington Management receives an annual fee of 0.45% of average daily net assets of the Japan Fund, which is paid by SunAmerica. In addition, Wellington Management has agreed to voluntarily waive 50% or 0.225% of the subadvisory fee payable to it by SunAmerica. The voluntary fee waiver may be discontinued at any time by Wellington Management.

   SunAmerica has contractually agreed to waive fees or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principals, or acquired fund fees and expenses. The contractual fee waivers and expense reimbursements will continue in effect indefinitely unless terminated by the Trustees, including a majority of the Disinterested Trustees.

FUND                                          PERCENTAGE
----                                          ----------
International Dividend Strategy Fund Class A.    1.90%
International Dividend Strategy Fund Class B.    2.55
International Dividend Strategy Fund Class C.    2.55
International Dividend Strategy Fund Class I.    1.80
Value Fund Class A...........................    1.63
Value Fund Class B...........................    2.28
Value Fund Class C...........................    2.28
Japan Fund Class A...........................    1.90
Japan Fund Class B...........................    2.55
Japan Fund Class C...........................    2.55

--------
+ Pursuant to a Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee so that the aggregate advisory fee payable by the Fund to SunAmerica does not exceed an annual rate of 0.95% of average daily net assets. For the year ended September 30, 2013, the amount of the advisory fees waived were $47,713. These amounts are reflected in the Statement of Operations.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


   Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waiver and/or reimbursement, provided that the Funds are able to effect such payments to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   For the year ended September 30, 2013, pursuant to the contractual expense limitations referred to above, SunAmerica has waived or reimbursed expenses as follows:

                                                OTHER
                                               EXPENSES
FUND                                          REIMBURSED
----                                          ----------
Japan Fund...................................  $58,268

FUND                                            AMOUNT
----                                          ----------
International Dividend Strategy Fund Class A.  $74,654
International Dividend Strategy Fund Class B.   19,805
International Dividend Strategy Fund Class C.   28,315
International Dividend Strategy Fund Class I.      628
Value Fund Class B...........................   11,030
Value Fund Class C...........................    2,712
Japan Fund Class A...........................   62,143
Japan Fund Class B...........................   12,355
Japan Fund Class C...........................   14,362

   For the year ended September 30, 2013, the amounts recouped by SunAmerica are as follows:

FUND                                          AMOUNT
----                                          ------
International Dividend Strategy Fund Class I. $   93
Value Fund Class B...........................    170
Value Fund Class C...........................  2,712

   At September 30, 2013, expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment and expire during the time period indicated are as follows:

                                               OTHER EXPENSES REIMBURSED
                                              ---------------------------
                                              SEPTEMBER 30, SEPTEMBER 30,
FUND                                              2014          2015
----                                          ------------- -------------
International Dividend Strategy Fund.........   $129,712       $     0
Japan Fund...................................    131,442        58,268

                                                CLASS SPECIFIC EXPENSES
                                                      REIMBURSED
                                              ---------------------------
                                              SEPTEMBER 30, SEPTEMBER 30,
FUND                                              2014          2015
----                                          ------------- -------------
International Dividend Strategy Fund Class A.   $ 26,974       $74,654
International Dividend Strategy Fund Class B.     16,021        19,805
International Dividend Strategy Fund Class C.     18,097        28,315
International Dividend Strategy Fund Class I.         --           624
Value Fund Class B...........................      8,894        11,030
Japan Fund Class A...........................     17,985        62,143
Japan Fund Class B...........................     15,081        12,355
Japan Fund Class C...........................     15,134        14,362

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each class of shares (other than Class I shares) (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan" and "Class C Plan." In adopting the Plans, the

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)

   Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class C Plan, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of the average daily net assets of the Fund's
   Class A, Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A, Class B and Class C shares of each Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended September 30, 2013, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares in connection with providing administrative and shareholder services to Class I shareholders. For the year ended September 30, 2013, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. SACS has advised the Funds that for the year ended September 30, 2013, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                            CLASS A                           CLASS B       CLASS C
                                      ---------------------------------------------------- ------------- -------------
                                                                              CONTINGENT    CONTINGENT    CONTINGENT
                                       SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED      DEFERRED
FUND                                  CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES SALES CHARGES
----                                  -------- -------------- -------------- ------------- ------------- -------------
International Dividend Strategy Fund. $255,613    $35,721        $180,747       $6,225        $4,248        $2,768
Value Fund...........................   49,133     17,985          23,661           48         5,048           806
Japan Fund...........................   26,639      3,853          20,122          220           343           164

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets. For the year ended September 30, 2013, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                  EXPENSE               PAYABLE AT SEPTEMBER 30, 2013
                                      -------------------------------- -------------------------------
FUND                                  CLASS A  CLASS B CLASS C CLASS I CLASS A CLASS B CLASS C CLASS I
----                                  -------- ------- ------- ------- ------- ------- ------- -------
International Dividend Strategy Fund. $154,960 $11,111 $40,061 $2,682  $15,787  $901   $4,082   $212
Value Fund...........................  199,215  10,858  33,411     --   15,537   803    2,769     --
Japan Fund...........................   47,033     423   2,324     --    4,077     9      388     --

   At September 30, 2013, the following affiliates owned a percentage of the outstanding shares of the following funds: Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio owned 14% and 9%, respectively of the International Dividend Strategy Fund; Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio owned 15% and 13%, respectively, of Value Fund; and Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio owned 63% and 13%, respectively of the Japan Fund.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


Note 4. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Funds set forth below have been reduced. For the year ended September 30, 2013, the amount of expense reductions received by each Fund used to offset the Fund's non-affiliated expenses were as follows:

            TOTAL EXPENSE
             REDUCTIONS
            -------------
Value Fund.    $9,625

Note 5. Purchases and Sales of Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 2013 were as follows:

                                                    INTERNATIONAL
                                                      DIVIDEND
                                                      STRATEGY
                                                        FUND       VALUE FUND  JAPAN FUND
                                                    ------------- ------------ -----------
Purchases (excluding U.S. government securities)...  $79,186,117  $300,071,876 $36,160,073
Sales (excluding U.S. government securities).......   29,921,039   319,195,499  36,118,633
Purchases of U.S. government securities............           --            --          --
Sales and maturities of U.S. government securities.           --            --          --

Note 6. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, deferred compensation payments, foreign taxes payable and derivative transactions.

                                                    FOR THE YEAR ENDED SEPTEMBER 30, 2013
                                      ------------------------------------------------------------------
                                               DISTRIBUTABLE EARNINGS              TAX DISTRIBUTIONS
                                      ----------------------------------------- ------------------------
                                                   LONG-TERM      UNREALIZED
                                       ORDINARY  GAINS/CAPITAL   APPRECIATION    ORDINARY    LONG-TERM
FUND                                    INCOME   LOSS CARRYOVER (DEPRECIATION)*   INCOME   CAPITAL GAINS
----                                  ---------- -------------- --------------- ---------- -------------
International Dividend Strategy Fund. $  288,634 $(101,082,212)   $4,316,481    $4,117,355      $--
Value Fund...........................    710,067   (57,608,448)    3,944,581       786,209       --
Japan Fund...........................  1,744,627       774,030     1,723,467       480,821       --

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

                                         TAX DISTRIBUTIONS
                                         FOR THE YEAR ENDED
                                         SEPTEMBER 30, 2012
                                      ------------------------
                                       ORDINARY    LONG-TERM
FUND                                    INCOME   CAPITAL GAINS
----                                  ---------- -------------
International Dividend Strategy Fund. $1,506,579  $       --
Value Fund...........................  1,018,253          --
Japan Fund...........................     47,904   4,711,389

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows at September 30, 2013:

                                            INTERNATIONAL
                                              DIVIDEND
                                              STRATEGY        VALUE        JAPAN
                                                FUND          FUND         FUND
                                            ------------- ------------  -----------
Cost (tax basis)........................... $120,806,213  $107,708,300  $25,730,152
                                            ============  ============  ===========
Appreciation...............................   16,688,378     5,887,154    2,662,597
Depreciation...............................  (12,379,357)   (1,942,573)    (940,631)
                                            ------------  ------------  -----------
Net unrealized appreciation (depreciation). $  4,309,021  $  3,944,581  $ 1,721,966
                                            ============  ============  ===========

   For the year ended September 30, 2013, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to fair fund payments, disposition of passive foreign investment companies securities, and foreign currency transactions to the components of net assets as follows:

                                       ACCUMULATED    ACCUMULATED
                                      UNDISTRIBUTED  UNDISTRIBUTED
                                      NET INVESTMENT NET REALIZED  CAPITAL
FUND                                  INCOME (LOSS)   GAIN (LOSS)  PAID-IN
----                                  -------------- ------------- -------
International Dividend Strategy Fund.    $(97,118)     $  97,118     $--
Value Fund...........................      31,386        (31,386)     --
Japan Fund...........................     115,111       (115,111)     --

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of September 30, 2013, which are available to offset future capital gains, if any:

                                                 CAPITAL LOSS CARRYFORWARD+                UNLIMITED+
                                       ----------------------------------------------- -------------------
FUND                                      2015        2016        2017        2018         ST        LT
----                                   ----------- ----------- ----------- ----------- ---------- --------
International Dividend Strategy Fund*. $31,528,888 $25,210,425 $16,578,456 $19,381,525 $8,123,727 $259,191
Value Fund*...........................          --  14,550,295  21,672,755  21,385,398         --       --
Japan Fund............................          --          --          --          --         --       --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.
* The capital loss carryforwards include realized capital losses from the acquisition of other funds. Certain losses may be subject to annual limitations imposed by the Internal Revenue Code. Therefore, it is possible that not all of the capital losses will be available for use. As of September 30, 2013, based on current tax law, the International Dividend Strategy Fund and the Value Fund have $0 and $19,837,903, respectively, of capital losses that will not be available for use.

   The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current year ended September 30, 2013.

                                      CAPITAL LOSS
                                      CARRYFORWARD
FUND                                    UTILIZED
----                                  ------------
International Dividend Strategy Fund. $        --
Value Fund...........................  21,230,657
Japan Fund...........................     168,220

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


   Under the current tax law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended September 30, 2013, the Funds elected to defer late year ordinary losses and post October capital losses as follows:

                                                      DEFERRED     DEFERRED
                                        DEFERRED    POST-OCTOBER POST-OCTOBER
                                        LATE YEAR    SHORT-TERM   LONG-TERM
FUND                                  ORDINARY LOSS CAPITAL LOSS CAPITAL LOSS
----                                  ------------- ------------ ------------
International Dividend Strategy Fund.      $--          $--        $999,837
Value Fund...........................       --           --              --
Japan Fund...........................       --           --              --

Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                           INTERNATIONAL DIVIDEND STRATEGY FUND
                             ------------------------------------------------------------------------------------------------
                                                   CLASS A                                          CLASS B
                             --------------------------------------------------  --------------------------------------------
                                      FOR THE                   FOR THE                 FOR THE                FOR THE
                                    YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                                SEPTEMBER 30, 2013        SEPTEMBER 30, 2012       SEPTEMBER 30, 2013     SEPTEMBER 30, 2012
                             ------------------------  ------------------------  ---------------------  ---------------------
                               SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                             ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold(1)(2)...........  5,798,641  $ 64,710,792   1,019,549  $ 11,094,004   235,651  $ 2,417,773    86,088  $   870,181
Reinvested dividends........    255,296     2,731,325     112,965     1,177,713    16,359      161,707     6,312       60,708
Shares redeemed(1)(2)(3)(4). (2,342,145)  (25,651,140) (1,308,627)  (14,378,854) (138,911)  (1,403,186) (181,208)  (1,830,341)
                             ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).....  3,711,792  $ 41,790,977    (176,113) $ (2,107,137)  113,099  $ 1,176,294   (88,808) $  (899,452)
                             ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                                           INTERNATIONAL DIVIDEND STRATEGY FUND
                             ------------------------------------------------------------------------------------------------
                                                   CLASS C                                          CLASS I
                             --------------------------------------------------  --------------------------------------------
                                      FOR THE                   FOR THE                 FOR THE                FOR THE
                                    YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                                SEPTEMBER 30, 2013        SEPTEMBER 30, 2012       SEPTEMBER 30, 2013     SEPTEMBER 30, 2012
                             ------------------------  ------------------------  ---------------------  ---------------------
                               SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                             ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold.................  1,498,326  $ 15,393,857     185,050  $  1,865,186        --  $        --        --  $        --
Reinvested dividends........     63,771       627,446      15,621       150,588     4,748       51,338     3,185       33,449
Shares redeemed(3)(4).......   (444,666)   (4,419,530)   (348,129)   (3,492,494)  (19,146)    (212,997)  (42,711)    (466,822)
                             ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).....  1,117,431  $ 11,601,773    (147,458) $ (1,476,720)  (14,398) $  (161,659)  (39,526) $  (433,373)
                             ==========  ============  ==========  ============  ========  ===========  ========  ===========

--------
(1)For the year ended September 30, 2013, includes automatic conversion of 49,437 shares of Class B shares in the amount of $502,149 to 45,403 shares of Class A shares in the amount of $502,149.
(2)For the year ended September 30, 2012, includes automatic conversion of 79,774 shares of Class B shares in the amount of $804,583 to 73,386 shares of Class A shares in the amount of $804,583.
(3)For the year ended September 30, 2013, net of redemption fees of $13,719, $1,004, $3,582 and $244 for Class A, Class B, Class C and Class I shares, respectively.
(4)For the year ended September 30, 2012, net of redemption fees of $1,248, $119, $308 and $33 for Class A, Class B, Class C and Class I shares, respectively.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


                                                                    VALUE FUND
                         ------------------------------------------------------------------------------------------------
                                               CLASS A                                          CLASS B
                         --------------------------------------------------  --------------------------------------------
                                  FOR THE                   FOR THE                 FOR THE                FOR THE
                                YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                            SEPTEMBER 30, 2013        SEPTEMBER 30, 2012       SEPTEMBER 30, 2013     SEPTEMBER 30, 2012
                         ------------------------  ------------------------  ---------------------  ---------------------
                           SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold(1)(2).......    502,271  $  7,186,388   2,524,070  $ 30,914,234    45,505  $   632,439    44,100  $   499,807
Reinvested dividends....     53,495       705,602      74,831       840,354       338        4,187     2,340       24,642
Shares redeemed(1)(2)... (1,630,879)  (23,598,077) (4,811,741)  (57,374,168) (161,405)  (2,196,069) (307,988)  (3,539,177)
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease). (1,075,113) $(15,706,087) (2,212,840) $(25,619,580) (115,562) $(1,559,443) (261,548) $(3,014,728)
                         ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                                                    VALUE FUND
                         ------------------------------------------------------------------------------------------------
                                               CLASS C                                          CLASS Z
                         --------------------------------------------------  --------------------------------------------
                                  FOR THE                   FOR THE                 FOR THE                FOR THE
                                YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                            SEPTEMBER 30, 2013        SEPTEMBER 30, 2012       SEPTEMBER 30, 2013     SEPTEMBER 30, 2012
                         ------------------------  ------------------------  ---------------------  ---------------------
                           SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold.............     75,880  $    994,709      21,595  $    246,087        --  $        --        --  $        --
Reinvested dividends....      2,279        28,121       6,436        67,705       144        1,988       288        3,390
Shares redeemed.........   (213,821)   (2,865,741)   (365,452)   (4,173,442)   (9,947)    (151,396)   (4,890)     (62,156)
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).   (135,662) $ (1,842,911)   (337,421) $ (3,859,650)   (9,803) $  (149,408)   (4,602) $   (58,766)
                         ==========  ============  ==========  ============  ========  ===========  ========  ===========

--------
(1)For the year ended September 30, 2013, includes automatic conversion of 60,217 shares of Class B shares in the amount of $813,861 to 56,332 shares of Class A shares in the amount of $813,861.
(2)For the year ended September 30, 2012, includes automatic conversion of 168,077 shares of Class B shares in the amount of $1,938,494 to 157,217 shares of Class A shares in the amount of $1,938,494.

                                                                    JAPAN FUND
                             ---------------------------------------------------------------------------------------
                                                  CLASS A                                      CLASS B
                             -------------------------------------------------  ------------------------------------
                                     FOR THE                   FOR THE               FOR THE             FOR THE
                                    YEAR ENDED               YEAR ENDED            YEAR ENDED          YEAR ENDED
                                SEPTEMBER 30, 2013       SEPTEMBER 30, 2012     SEPTEMBER 30, 2013 SEPTEMBER 30, 2012
                             -----------------------  ------------------------  ----------------   ------------------
                               SHARES       AMOUNT      SHARES       AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
                             ----------  -----------  ----------  ------------  ------   --------  -------  ---------
Shares sold(1)(2)...........  1,031,698  $ 7,749,168     262,298  $  1,634,936   5,743   $ 41,942    4,006  $  25,910
Reinvested dividends........     73,705      468,763     724,542     4,513,895     496      3,078    9,104     55,170
Shares redeemed(1)(2)(3)(4). (1,241,592)  (8,747,150) (1,806,599)  (13,332,511) (7,663)   (51,206) (23,141)  (151,723)
                             ----------  -----------  ----------  ------------  ------   --------  -------  ---------
Net increase (decrease).....   (136,189) $  (529,219)   (819,759) $ (7,183,680) (1,424)  $ (6,186) (10,031) $ (70,643)
                             ==========  ===========  ==========  ============  ======   ========  =======  =========

                                                 JAPAN FUND
                             -------------------------------------------------
                                                  CLASS C
                             -------------------------------------------------
                                     FOR THE                   FOR THE
                                    YEAR ENDED               YEAR ENDED
                                SEPTEMBER 30, 2013       SEPTEMBER 30, 2012
                             -----------------------  ------------------------
                               SHARES       AMOUNT      SHARES       AMOUNT
                             ----------  -----------  ----------  ------------
Shares sold.................    233,230  $ 1,735,449      10,819  $     74,500
Reinvested dividends........      1,039        6,443      24,675       149,530
Shares redeemed(3)(4).......    (21,622)    (145,195)    (82,544)     (542,395)
                             ----------  -----------  ----------  ------------
Net increase (decrease).....    212,647  $ 1,596,697     (47,050) $   (318,365)
                             ==========  ===========  ==========  ============

--------
(1)For the year ended September 30, 2013, includes automatic conversion of 1,472 shares of Class B shares in the amount of $10,020 to 1,428 shares of Class A shares in the amount of $10,020.
(2)For the year ended September 30, 2012, includes automatic conversion of 2,148 shares of Class B shares in the amount of $14,704 to 2,090 shares of Class A shares in the amount of $14,704.
(3)For the year ended September 30, 2013, net of redemption fees of $1,974, $19, and $43 for Class A, Class B, and Class C shares, respectively.
(4)For the year ended September 30, 2012, net of redemption fees of $272, $3, and $8 for Class A, Class B, and Class C shares, respectively.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


Note 8. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and a $50 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the overnight London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statement of Operations. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended September 30, 2013, the following Funds had borrowings:

                                 AVERAGE  WEIGHTED
               DAYS     INTEREST   DEBT   AVERAGE
FUND        OUTSTANDING CHARGES  UTILIZED INTEREST
----        ----------- -------- -------- --------
Japan Fund.     22        $134   $153,464   1.43%

   At September 30, 2013, there were no borrowings outstanding.

Note 9. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended September 30, 2013, none of the Funds participated in this program.

Note 10. Trustees' Retirement Plan

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

        SUNAMERICA EQUITY FUNDS
        NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2013 -- (CONTINUED)


   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statement of Operations.

                                      RETIREMENT RETIREMENT RETIREMENT
                                         PLAN       PLAN       PLAN
                                      LIABILITY   EXPENSE    PAYMENTS
                                      ---------- ---------- ----------
FUND                                      AS OF SEPTEMBER 30, 2013
----                                  --------------------------------
International Dividend Strategy Fund.   $1,299      $50       $  908
Value Fund...........................    2,315       78        1,627

Note 11. Investment Concentration

   Some of the Funds may invest internationally, including in "emerging market" countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. The markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Emerging market countries may have relatively unstable government and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, because the Japan Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. These risks are primary risks of the International Dividend Strategy Fund and the Japan Fund. At September 30, 2013, the International Dividend Strategy Fund had 17.4% of its net assets invested in equity securities domiciled in Brazil, while the Japan Fund had 96.9% of its net assets invested in equity securities domiciled in Japan.

Note 12. Subsequent Events

   At a meeting of the Board held on July 18, 2013 (the "July 18 Meeting"), the Board approved, subject to shareholder approval, a proposed Agreement and Plan of Reorganization (the "Plan of Reorganization") pursuant to which the Value Fund would transfer all of its assets to the SunAmerica Focused Alpha Large-Cap Fund (the "Alpha Large-Cap Fund"), a series of SunAmerica Specialty Series, in exchange solely for the assumption of the Value Fund's liabilities by the Alpha Large-Cap Fund and Class A, Class C and Class W shares of the Alpha Large-Cap Fund, which shares will be distributed by the Value Fund to the holders of its shares in complete liquidation thereof (the "Alpha Large-Cap Reorganization"). At a special meeting of shareholders of the Value Fund on October 10, 2013, shareholders approved the Alpha Large-Cap Reorganization and the voting results will be provided in the Fund's next shareholder report. The closing of the Alpha Large-Cap Reorganization occurred on October 28, 2013.

        SUNAMERICA EQUITY FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position each of the three funds constituting SunAmerica Equity Funds (the "Trust") at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 12 to the financial statements, on October 25, 2013, the Value Fund was reorganized into SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series.

PricewaterhouseCoopers LLP

Houston, Texas
November 25, 2013

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2013 -- (UNAUDITED)

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Equity Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust or its separate series (each a "Fund" and collectively, the "Funds"), SunAmerica Asset Management Corp. ("SunAmerica") or Wellington Management Company, LLP (" the "Subadviser") (the "Disinterested Trustees"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2014 at an in-person meeting held on June 4-5, 2013 (the "Meeting"). The Trust currently consists of three separate Funds, including the SunAmerica International Dividend Strategy Fund ("International Dividend Strategy Fund"), SunAmerica Japan Fund ("Japan Fund"), and SunAmerica Value Fund ("Value Fund"). At the Meeting, the Board, including the Disinterested Trustees, also approved the continuation of the Subadvisory Agreement between SunAmerica and the Subadviser with respect to the Japan Fund for a one-year period ending June 30, 2014 (the "Subadvisory Agreement," and together with the Advisory Agreement, the "Agreements").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadviser provided, materials relating to the Board's consideration of whether to approve the continuation of the Agreements. These materials included, among other things, (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadviser; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadviser with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica, and its affiliates, and a discussion relating to indirect benefits;
(d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information about SunAmerica's and the Subadviser's risk management process; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadviser, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including Disinterested Trustees, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY SUNAMERICA AND THE SUBADVISER. The Board, including the Disinterested Trustees, considered the nature, quality and extent of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadviser. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreement.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board further considered certain strategic changes that SunAmerica intended to implement with respect to its investment department, and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2013 -- (UNAUDITED) (CONTINUED)


The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2013, SunAmerica managed, advised and/or administered approximately $54.8 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management process. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectus. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Funds.

The Board also considered the nature, quality and extent of services provided by the Subadviser with respect to the Japan Fund. The Board observed that the Subadviser is responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Japan Fund, subject to the oversight and review of SunAmerica. The Board reviewed the Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadviser, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with the Subadviser, that the Subadviser:
(i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered the Subadviser's code of ethics and its risk management process. The Board further observed that the Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectus. The Board also reviewed the Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadviser from effectively serving as a subadviser to the Fund. The Board concluded that the nature and extent of services provided by the Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

INVESTMENT PERFORMANCE. The Board, including the Disinterested Trustees, also considered the investment performance of SunAmerica and the Subadviser with respect to the Funds, as applicable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and/or peer universe ("Peer Universe") as independently determined by Lipper and to an appropriate index or combination of indices, including the Funds' benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

It was noted that performance information was for the periods ended March 31, 2013. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

Value Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-, three-, and five-year periods. The Board also considered that the Fund underperformed its Lipper Index for the one-, three-, and five-year periods. The Board noted management's discussion of the Fund's performance, including management's continued monitoring of the Fund's performance, and also considered that management had provided the Board with information regarding certain strategic options that were under consideration by management with respect to the Fund in order to address these performance concerns. The Board concluded that the Fund's performance was being addressed.

International Dividend Strategy Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance, including the fact that SunAmerica had assumed day-to-day management of the Fund in July 2012 and that, in connection with this change, the Fund changed its name and certain other changes were made to the Fund's investment goal, principal investment strategy and principal investment techniques, and that performance prior to July 2012 does not reflect that of the Fund's current strategy. The Board concluded that the Fund's performance was being addressed.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2013 -- (UNAUDITED) (CONTINUED)


Japan Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-year period. The Board also considered that the Fund underperformed its Lipper Index for the one-year period. The Board further considered that effective January 27, 2012, the name of the Fund was changed from the SunAmerica International Small-Cap Fund to the SunAmerica Japan Fund; certain of the Fund's principal investment strategies and techniques were also changed, and the Subadviser was appointed as the subadviser to the Fund. The Board also noted that, due to the short period of time since the implementation of such changes, it was not yet possible to fully evaluate the Fund's performance within the Lipper classification, however, the Board did note management's discussion of the Fund's performance, including that such performance had improved recently.

While the Board noted its concern with respect to the performance of the Funds, it also considered that management had provided the Board with information regarding certain strategic options that were under consideration by management with respect to the Value Fund, and further considered the strategy and manager changes that had been made to the International Dividend Strategy Fund and the Japan Fund in July 2012 and January 2012, respectively. Accordingly, the Board observed that appropriate resources were being dedicated to the Funds to address these performance concerns. The Board also noted that it would continue to evaluate each Fund's performance, including in connection with the strategy and manager changes.

CONSIDERATION OF THE MANAGEMENT FEES AND SUBADVISORY FEES AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY SUNAMERICA, THE SUBADVISER AND THEIR AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS. The Board, including the Disinterested Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadviser or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. With respect to the International Dividend Strategy Fund's management fee, the Board further considered that SunAmerica has contractually agreed to waive 0.05% of its management fee upon the effective date of the strategy changes to the Fund through January 31, 2014. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board noted that the mutual funds identified as similar to the Value Fund are sold only in the variable annuity market and, accordingly, are in a different Lipper classification, with a peer group consisting of funds underlying variable insurance products. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Fund. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report independently

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2013 -- (UNAUDITED) (CONTINUED)

prepared by Lipper. The report showed comparative fee information of each Portfolio's Peer Group and/or Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fees. The Board noted that the Peer Group/Universe information as a whole was useful in assessing whether the Subadviser was providing services at a cost that was competitive with other, similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Japan Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadviser, respectively.

The Board also considered fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Japan Fund for which it serves as subadviser, to the extent applicable. The Board noted in particular that the similar accounts identified by the Subadviser were institutional separate accounts, and the Subadviser highlighted certain differences between these separate accounts and the Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Fund. The Board then noted that the subadvisory fees paid by SunAmerica to the Subadviser were reasonable as compared to fees the Subadviser receives for other accounts for which it serves as subadviser.

Value Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and above the median of its Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses.

International Dividend Strategy Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses and also considered that SunAmerica had contractually agreed to waive 0.05% of its management fee through January 31, 2014.

Japan Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses, including the limited size of the Peer Group and Peer Universe.

PROFITABILITY. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursement agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadviser, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial reports from the Subadviser and considered whether the Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

        SUNAMERICA EQUITY FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- SEPTEMBER 30, 2013 -- (UNAUDITED) (CONTINUED)


The Board concluded that SunAmerica and the Subadviser had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

ECONOMIES OF SCALE. The Board, including the Disinterested Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of one or more classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadviser's management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

OTHER FACTORS. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadviser's brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadviser are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board also noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board further considered the benefits SunAmerica and the Subadviser derive from their soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadviser in return for allocating brokerage.

CONCLUSION. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2014. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Disinterested Trustee may have attributed different weights to different factors. The Disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2013 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                        POSITION       TERM OF                                     PORTFOLIOS IN
        NAME,           HELD WITH    OFFICE AND                                    FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
         AGE*            COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS         TRUSTEE(1)        HELD BY TRUSTEE(2)
----------------------- ----------  --------------  ------------------------------ ------------- ------------------------------
DISINTERESTED TRUSTEES

Dr. Judith L. Craven    Trustee     2001-present    Retired.                            76       Director, Belo Corp. (1992 to
Age: 67                                                                                          present); Director, Sysco
                                                                                                 Corp. (1996 to present);
                                                                                                 Director, Luby's, Inc. (1998
                                                                                                 to present).

William F. Devin        Trustee     2001-present    Retired.                            76       None
Age: 74

Richard W. Grant        Trustee     2011-present    Retired. Prior to that,             28       None
Age: 67                 Chairman                    Attorney and partner at
                        of the                      Morgan Lewis & Bockius
                        Board                       LLP (1989 to 2011).

Stephen J. Gutman       Trustee     1985-present    Vice President and Associate        28       None
Age: 70                                             Broker, Corcoran Group (real
                                                    estate) (2002 to present);
                                                    President and Member of
                                                    Managing Directors, Beau
                                                    Brummell Soho LLC
                                                    (licensing of menswear
                                                    specialty retailing and other
                                                    activities) (1995 to 2009).
                                                    President, SJG Marketing
                                                    Inc. (2009 to present).

William J. Shea         Trustee     2004-present    Executive Chairman, Caliber,        28       Director, Boston Private
Age: 65                                             Inc. (formerly Lucid, Inc.),                 Financial Holdings (2004 to
                                                    (medical devices) (2007 to                   present); Chairman, Demoulas
                                                    present); Managing Partner,                  Supermarkets (1999-present).
                                                    DLB Capital, LLC (private
                                                    equity) (2006 to 2007).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2013 -- (UNAUDITED) (CONTINUED)

                                                                                 NUMBER OF
                     POSITION       TERM OF                                    PORTFOLIOS IN
      NAME,          HELD WITH    OFFICE AND                                   FUND COMPLEX
    ADDRESS AND      SUNAMERICA    LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
       AGE*           COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
-------------------- ----------- --------------  ----------------------------- ------------- -------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee     1995-present    President, CEO and                 76       None
Age: 59                                          Director, SunAmerica.
                                                 (1995 to present); Director,
                                                 SunAmerica Capital
                                                 Services, Inc. ("SACS")
                                                 (1993 to present).

OFFICERS

John T. Genoy        President   2007-present    Chief Financial Officer,           N/A      N/A
Age: 45                                          SunAmerica (2002 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2003 to present); Chief
                                                 Operating Officer,
                                                 SunAmerica (2006
                                                 to present).

Donna M. Handel      Treasurer   2002-present    Senior Vice President,             N/A      N/A
Age: 47                                          SunAmerica (2004 to
                                                 present).

Gregory N. Bressler  Secretary   2005-present    Senior Vice President and          N/A      N/A
Age: 47              and Chief                   General Counsel,
                     Legal                       SunAmerica (2005 to
                     Officer                     present).

James Nichols        Vice        2006-present    Director, President and            N/A      N/A
Age: 47              President                   CEO, SACS (2006 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2002 to present).

Katherine Stoner     Vice        2011-present    Vice President, SunAmerica         N/A      N/A
Age: 56              President                   (2011 to present). Vice
                     and                         President, The Variable
                     Chief                       Annuity Life Insurance
                     Compliance                  Company ("VALIC") and
                     Officer                     Western National Life
                     ("CCO")                     Insurance Company
                                                 ("WNL") and American
                                                 General Distributors, Inc.
                                                 (2006-present); Deputy
                                                 General Counsel and
                                                 Secretary, VALIC and WNL
                                                 (2007-2011); Vice
                                                 President, VALIC Financial
                                                 Advisors, Inc. and VALIC
                                                 Retirement Services
                                                 Company (2010-present).

        SUNAMERICA EQUITY FUNDS
        TRUSTEE AND OFFICER INFORMATION -- SEPTEMBER 30, 2013 -- (UNAUDITED) (CONTINUED)

                                                                                NUMBER OF
                      POSITION       TERM OF                                  PORTFOLIOS IN
       NAME,          HELD WITH    OFFICE AND                                 FUND COMPLEX
    ADDRESS AND       SUNAMERICA    LENGTH OF       PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
        AGE*           COMPLEX    TIME SERVED(4)     DURING PAST 5 YEARS       TRUSTEE(1)   HELD BY TRUSTEE(2)
--------------------- ----------- --------------  --------------------------- ------------- -------------------
Nori L. Gabert        Vice        2002-present    Vice President and Deputy        N/A      N/A
Age: 60               President                   General Counsel,
                      and                         SunAmerica (2005 to
                      Assistant                   present).
                      Secretary

Timothy Pettee        Vice        2004-present    Chief Investment Officer,        N/A      N/A
Age: 55               President                   SunAmerica (2003 to
                                                  present).

Gregory R. Kingston   Vice        2002-present    Vice President, SunAmerica       N/A      N/A
Age: 47               President                   (2001 to present).
                      and
                      Assistant
                      Treasurer

Matthew J. Hackethal  Anti-       2006-present    Chief Compliance Officer,        N/A      N/A
Age: 41               Money                       SunAmerica (2006 to
                      Laundering                  present).
                      Compliance
                      Officer

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (3 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (5 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (38 portfolios), VALIC Company I
   (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (6 portfolios).
(2)Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(3)Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4)Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed in Note 10 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SUNAMERICA EQUITY FUNDS
        SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to the shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 2013. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2014.

During the year ended September 30, 2013, the Portfolios paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                             NET LONG-   QUALIFYING % FOR THE
                                               TERM         70% DIVIDENDS
  FUND                                     CAPITAL GAINS RECEIVED DEDUCTIONS
  ----                                     ------------- --------------------
  International Dividend Strategy Class A.      $--               0.01 %
  International Dividend Strategy Class B.       --               0.01
  International Dividend Strategy Class C.       --               0.01
  International Dividend Strategy Class I.       --               0.01
  Value Class A...........................       --             100.00
  Value Class B...........................       --             100.00
  Value Class C...........................       --             100.00
  Japan Class A...........................       --                 --
  Japan Class B...........................       --                 --
  Japan Class C...........................       --                 --

The International Dividend Strategy Fund and Japan Fund intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended September 30, 2013 was $682,651 and $33,086, respectively. The gross foreign source income for the information reporting is $6,679,331 and $441,483, respectively.

For the year ended September 30, 2013, certain dividends paid by the following funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                  FUND                               INCOME
                  ----                             ----------
                  International Dividend Strategy. $4,117,355
                  Value...........................    786,209
                  Japan...........................    480,821

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception", as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA INTERNATIONAL DIVIDEND STRATEGY FUND

The SunAmerica International Dividend Strategy Fund Class A shares returned 9.24% (before maximum sales charge) for the 12-month period ended September 30, 2013. The Fund underperformed its benchmark, the MSCI ACWI ex-U.S. Index
(Net)*, which returned 16.48% during the same annual period.

The Fund produced solid positive absolute gains during the annual period but regional and sector allocation and individual stock selection detracted from its results relative to the MSCI ACWI ex-U.S. Index (Net), more than offsetting the positive effect of the Fund's bias toward high dividend-yielding companies.

In terms of regional factors, the Fund's overweighted allocation to South American equities detracted from relative results, particularly exposure to Brazilian Utilities due to the Brazilian government's decision to regulate profits. Security selection among Pacific Rim countries also hindered results. Conversely, security selection in Europe proved effective, and individual stock selection in the Middle East also helped, albeit more modestly. Having no exposure in the Fund to Central Asia and Africa during the annual period further boosted the Fund's results relative to the benchmark index.

From a sector perspective, having an overweighted allocation to Materials, which was the worst performing sector in the benchmark index during the annual period, hampered results most. To a lesser degree, having underweighted allocations to Financials, which outpaced the benchmark index during the annual period, and overweighted exposure to Utilities and Telecommunication Services, which lagged the benchmark index during this same period, also hurt. Individual stock selection within the Financials, Utilities, Materials and Information Technology sectors also detracted from relative results as did having a position in cash of approximately 3% of the Fund's total net assets during an annual period when the equity market rallied strongly. Such detractors were only partially offset by the positive contributions made by having an underweighted allocation to the Energy sector, which was the second weakest sector in the MSCI ACWI ex-U.S. Index (Net) during the annual period, and by effective stock selection within the Consumer Discretionary, Consumer Staples, Energy, Telecommunication Services and Industrials sectors.

Individual stock holdings that detracted most from Fund performance during the annual period were Brazilian residential property developer Brookfield Incorporacoes SA, Taiwan-based thin film transistor liquid crystal display manufacturer E Ink Holdings, Inc., Brazilian electricity companies Eletropaulo Metropolitana Eletricidade de Sao Paulo and Centrais Eletricas Brasileiras, and Indonesian diversified mineral exploration and production company Indo Tambangraya Megah Tbk PT. The top individual positive contributors to Fund performance during the annual period were French television content producer Societe Television Francaise 1, German television program producer ProSiebenSat.1 Media AG, Greek lottery game organizer OPAP SA, Israeli telecommunication services company Bezeq The Israeli Telecommunication Corp., Ltd. and Italian television content producer Mediaset SpA. We sold the Fund's positions in E Ink Holdings, Inc. and Mediaset SpA by the end of the annual period.

--------
Past performance is no guarantee of future results.

When investing internationally, the value of an investment may be affected by fluctuation currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Also, while the Fund seeks to invest in a wide range of countries, volatility in a single country or region in which the Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

The Fund employs a Disciplined Strategy and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

*The MSCI ACWI ex-U.S. Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of 44 global developed and emerging markets, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in International Dividend Strategy Fund Class A shares would be valued at $14,908. The same amount invested in securities mirroring the performance of the MSCI ACWI ex-U.S. Index (Net) would be valued at $23,174.

                             [CHART]

                International           MSCI All Country
              Dividend Strategy          World ex-U.S.
                 Class A/#/              Index (Net)**
              ------------------      ------------------
   9/30/2003       $9,428                 $10,000
  10/31/2003       10,043                  10,647
  11/30/2003       10,194                  10,878
  12/31/2003       11,008                  11,708
   1/31/2004       11,062                  11,894
   2/29/2004       11,105                  12,194
   3/31/2004       11,224                  12,265
   4/30/2004       10,868                  11,874
   5/31/2004       10,835                  11,902
   6/30/2004       11,105                  12,155
   7/31/2004       10,673                  11,798
   8/31/2004       10,770                  11,890
   9/30/2004       11,019                  12,270
  10/31/2004       11,440                  12,696
  11/30/2004       12,153                  13,574
  12/31/2004       12,726                  14,155
   1/31/2005       12,521                  13,910
   2/28/2005       13,115                  14,592
   3/31/2005       12,737                  14,191
   4/30/2005       12,553                  13,827
   5/31/2005       12,564                  13,900
   6/30/2005       12,737                  14,156
   7/31/2005       13,201                  14,676
   8/31/2005       13,730                  15,047
   9/30/2005       14,087                  15,820
  10/31/2005       13,741                  15,243
  11/30/2005       14,163                  15,752
  12/31/2005       15,232                  16,508
   1/31/2006       16,356                  17,657
   2/28/2006       16,086                  17,602
   3/31/2006       16,636                  18,106
   4/30/2006       17,641                  19,028
   5/31/2006       16,961                  18,132
   6/30/2006       16,712                  18,106
   7/31/2006       16,831                  18,287
   8/31/2006       17,198                  18,800
   9/30/2006       17,123                  18,808
  10/31/2006       17,609                  19,572
  11/30/2006       18,095                  20,278
  12/31/2006       18,570                  20,908
   1/31/2007       18,711                  20,983
   2/28/2007       18,657                  21,108
   3/31/2007       19,132                  21,693
   4/30/2007       19,748                  22,682
   5/31/2007       20,158                  23,278
   6/30/2007       20,417                  23,468
   7/31/2007       20,147                  23,397
   8/31/2007       19,921                  23,032
   9/30/2007       21,390                  24,552
  10/31/2007       22,762                  25,920
  11/30/2007       21,487                  24,749
  12/31/2007       21,368                  24,389
   1/31/2008       18,995                  22,026
   2/29/2008       19,408                  22,657
   3/31/2008       19,255                  22,159
   4/30/2008       20,589                  23,500
   5/31/2008       20,978                  23,872
   6/30/2008       19,432                  21,910
   7/31/2008       18,464                  21,121
   8/31/2008       17,354                  20,133
   9/30/2008       14,686                  17,109
  10/31/2008       11,192                  13,342
  11/30/2008       10,483                  12,570
  12/31/2008       10,841                  13,286
   1/31/2009        9,736                  12,112
   2/28/2009        8,935                  10,982
   3/31/2009        9,457                  11,863
   4/30/2009       10,550                  13,480
   5/31/2009       12,152                  15,304
   6/30/2009       11,970                  15,136
   7/31/2009       12,990                  16,616
   8/31/2009       13,245                  17,231
   9/30/2009       14,058                  18,116
  10/31/2009       13,730                  17,891
  11/30/2009       14,374                  18,404
  12/31/2009       14,817                  18,793
   1/31/2010       13,767                  17,874
   2/28/2010       13,889                  17,875
   3/31/2010       14,927                  19,090
   4/30/2010       14,548                  18,923
   5/31/2010       12,864                  16,931
   6/30/2010       12,425                  16,714
   7/31/2010       13,486                  18,223
   8/31/2010       13,047                  17,723
   9/30/2010       14,451                  19,486
  10/31/2010       15,122                  20,149
  11/30/2010       14,377                  19,372
  12/31/2010       15,477                  20,889
   1/31/2011       15,648                  21,094
   2/28/2011       15,990                  21,650
   3/31/2011       16,063                  21,600
   4/30/2011       16,808                  22,655
   5/31/2011       16,380                  22,002
   6/30/2011       16,087                  21,683
   7/31/2011       15,868                  21,387
   8/31/2011       14,257                  19,554
   9/30/2011       12,548                  17,379
  10/31/2011       13,695                  19,209
  11/30/2011       13,268                  18,229
  12/31/2011       12,914                  18,025
   1/31/2012       13,917                  19,248
   2/29/2012       14,536                  20,330
   3/31/2012       14,437                  20,050
   4/30/2012       14,351                  19,734
   5/31/2012       12,729                  17,493
   6/30/2012       13,212                  18,525
   7/31/2012       12,865                  18,786
   8/31/2012       13,212                  19,179
   9/30/2012       13,648                  19,896
  10/31/2012       13,435                  19,973
  11/30/2012       13,473                  20,354
  12/31/2012       14,347                  21,059
   1/31/2013       14,792                  21,915
   2/28/2013       14,512                  21,683
   3/31/2013       14,041                  21,727
   4/30/2013       14,410                  22,525
   5/31/2013       13,749                  22,004
   6/30/2013       13,096                  21,050
   7/31/2013       13,768                  21,972
   8/31/2013       13,807                  21,669
   9/30/2013       14,908                  23,174


                        Class A            Class B           Class C++           Class I
                   ------------------ ------------------ ------------------ ------------------
 International     Average            Average            Average            Average
Dividend Strategy  Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#         Return   Return+   Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return       2.92%     9.24%    4.65%     8.65%    7.56%     8.56%    9.41%     9.41%
----------------------------------------------------------------------------------------------
5 Year Return      -0.88%     1.51%   -0.74%    -1.81%   -0.37%    -1.82%    0.39%     1.97%
----------------------------------------------------------------------------------------------
10 Year Return      4.07%    58.13%    4.15%    50.12%    4.01%    48.14%    4.79%    59.59%
----------------------------------------------------------------------------------------------
Since Inception*    0.87%    22.75%    0.92%    16.69%    0.53%     9.14%    3.70%    53.97%
----------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A and Class B: 11/19/96; Class C: 03/06/97; Class I:
   11/16/01.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2013, the SunAmerica International Dividend Strategy Class A returned 2.92% compared to 16.48% for the MSCI ACWI ex-U.S. Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The MSCI ACWI ex-U.S. Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of 44 global developed and emerging markets, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA VALUE FUND

The SunAmerica Value Fund Class A shares returned 21.28% (before maximum sales charge) for the 12-month period ended September 30, 2013. The Fund slightly underperformed its benchmark, the Russell 1000(R) Value Index*, which returned 22.30% during the same annual period.

The Fund produced strong double-digit absolute gains, as U.S. large-cap value-oriented equities modestly outpaced U.S. large-cap growth-oriented equities during the annual period, as measured by the Russell 1000(R) Value Index and Russell 1000(R) Growth Index, respectively.

The Fund's relative underperformance was driven primarily by holding an average position in cash of approximately 5.8% of the Fund's total net assets during an annual period when the U.S. equity market rallied strongly. Disappointing stock selection, particularly within the Information Technology and Consumer Discretionary sectors, further hindered relative results. Partially offsetting these detractors was security selection in the Financials, Energy, Industrials and Consumer Staples sectors, which contributed positively to the Fund's results. A decision to have no exposure to the Utilities sector during the annual period, which significantly lagged the Russell 1000(R) Value Index during the annual period, also added value.

The biggest individual detractors from the Fund's performance during the annual period were mobile communications provider NII Holdings, Inc., metals and mining company Freeport-McMoRan Copper & Gold, Inc., specialty retail apparel store operator Express, Inc., personal computer and related personal computing and mobile communication devices giant Apple Inc. and oil and gas exploration and production company Devon Energy Corp. Conversely, the top individual contributors to Fund performance during the annual period were insurance company MetLife, Inc., aerospace and defense company The Boeing Co., diversified banking institution Citigroup, Inc., insurance company The Hartford Financial Services Group, Inc. and diversified banking institution JPMorgan Chase & Co. We sold the Fund's positions in NII Holdings, Inc., Express, Inc., MetLife, Inc. and The Hartford Financial Services Group, Inc. by the end of the annual period.


--------
Past performance is no guarantee of future results.

*The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in SunAmerica Value Fund Class A shares would have increased to $16,926. The same amount invested in securities mirroring the performance of the Russell 1000@ Value Index would be valued at $21,562.

                                         [CHART]

                         Value Class A#        Russell 1000/a/Value Index
                       -----------------     ----------------------------
         9/30/2003          $9,423                     $10,000
        10/31/2003           9,714                      10,612
        11/30/2003           9,851                      10,756
        12/31/2003          10,485                      11,419
         1/31/2004          10,498                      11,620
         2/29/2004          10,710                      11,869
         3/31/2004          10,617                      11,765
         4/30/2004          10,617                      11,477
         5/31/2004          10,610                      11,594
         6/30/2004          10,885                      11,868
         7/31/2004          10,742                      11,701
         8/31/2004          10,854                      11,868
         9/30/2004          11,054                      12,052
        10/31/2004          11,254                      12,252
        11/30/2004          11,748                      12,871
        12/31/2004          12,132                      13,302
         1/31/2005          11,985                      13,066
         2/28/2005          12,286                      13,499
         3/31/2005          12,209                      13,314
         4/30/2005          12,006                      13,076
         5/31/2005          12,223                      13,390
         6/30/2005          12,272                      13,537
         7/31/2005          12,524                      13,929
         8/31/2005          12,468                      13,868
         9/30/2005          12,608                      14,063
        10/31/2005          12,335                      13,706
        11/30/2005          12,699                      14,154
        12/31/2005          12,647                      14,241
         1/31/2006          12,911                      14,794
         2/28/2006          13,016                      14,884
         3/31/2006          13,129                      15,086
         4/30/2006          13,438                      15,469
         5/31/2006          13,137                      15,078
         6/30/2006          13,235                      15,175
         7/31/2006          13,581                      15,544
         8/31/2006          13,769                      15,804
         9/30/2006          14,123                      16,119
        10/31/2006          14,538                      16,646
        11/30/2006          14,733                      17,026
        12/31/2006          15,094                      17,409
         1/31/2007          15,187                      17,631
         2/28/2007          14,857                      17,356
         3/31/2007          15,060                      17,625
         4/30/2007          15,678                      18,276
         5/31/2007          16,262                      18,935
         6/30/2007          15,991                      18,493
         7/31/2007          15,500                      17,638
         8/31/2007          15,872                      17,835
         9/30/2007          16,355                      18,448
        10/31/2007          16,313                      18,450
        11/30/2007          15,559                      17,548
        12/31/2007          15,449                      17,378
         1/31/2008          14,856                      16,682
         2/29/2008          14,182                      15,983
         3/31/2008          14,142                      15,863
         4/30/2008          14,584                      16,636
         5/31/2008          14,755                      16,610
         6/30/2008          13,378                      15,020
         7/31/2008          13,378                      14,966
         8/31/2008          13,700                      15,220
         9/30/2008          12,825                      14,102
        10/31/2008          10,835                      11,661
        11/30/2008          10,041                      10,825
        12/31/2008          10,153                      10,975
         1/31/2009           9,092                       9,713
         2/28/2009           7,939                       8,415
         3/31/2009           8,598                       9,135
         4/30/2009           9,226                      10,114
         5/31/2009           9,885                      10,739
         6/30/2009           9,844                      10,660
         7/31/2009          10,461                      11,532
         8/31/2009          10,873                      12,136
         9/30/2009          11,110                      12,604
        10/31/2009          10,863                      12,219
        11/30/2009          11,357                      12,907
        12/31/2009          11,371                      13,136
         1/31/2010          11,081                      12,766
         2/28/2010          11,320                      13,169
         3/31/2010          11,973                      14,027
         4/30/2010          12,087                      14,390
         5/31/2010          11,081                      13,207
         6/30/2010          10,553                      12,463
         7/31/2010          11,330                      13,307
         8/31/2010          10,718                      12,738
         9/30/2010          11,568                      13,726
        10/31/2010          11,900                      14,138
        11/30/2010          11,817                      14,063
        12/31/2010          12,740                      15,173
         1/31/2011          13,104                      15,516
         2/28/2011          13,542                      16,088
         3/31/2011          13,542                      16,152
         4/30/2011          13,854                      16,582
         5/31/2011          13,604                      16,407
         6/30/2011          13,281                      16,070
         7/31/2011          12,771                      15,537
         8/31/2011          11,875                      14,568
         9/30/2011          10,917                      13,467
        10/31/2011          12,208                      15,009
        11/30/2011          12,146                      14,931
        12/31/2011          12,322                      15,232
         1/31/2012          12,902                      15,808
         2/29/2012          13,429                      16,438
         3/31/2012          13,851                      16,925
         4/30/2012          13,671                      16,753
         5/31/2012          12,733                      15,770
         6/30/2012          13,197                      16,553
         7/31/2012          13,260                      16,725
         8/31/2012          13,566                      17,088
         9/30/2012          13,956                      17,630
        10/31/2012          13,956                      17,544
        11/30/2012          13,861                      17,536
        12/31/2012          14,077                      17,899
         1/31/2013          14,906                      19,062
         2/28/2013          14,927                      19,336
         3/31/2013          15,480                      20,102
         4/30/2013          15,916                      20,406
         5/31/2013          16,480                      20,929
         6/30/2013          16,267                      20,745
         7/31/2013          16,862                      21,865
         8/31/2013          16,490                      21,036
         9/30/2013          16,926                      21,562

                       Class A            Class B           Class C++
                  ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average
     Value        Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     14.29%    21.28%   16.35%    20.35%   19.41%    20.41%
--------------------------------------------------------------------------
5 Year Return      4.46%    31.97%    4.61%    27.27%    4.97%    27.47%
--------------------------------------------------------------------------
10 Year Return     5.40%    79.63%    5.47%    70.34%    5.32%    67.94%
--------------------------------------------------------------------------
Since Inception*   6.45%   204.55%    6.50%   189.35%    5.72%   151.28%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A and Class B: 11/19/96; Class C: 03/06/97;
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2013, the SunAmerica Value Class A returned 14.29% compared to 22.30% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA JAPAN FUND

The SunAmerica Japan Fund Class A shares returned 29.54% (before maximum sales charge) for the 12-month period ended September 30, 2013. The Fund slightly lagged its benchmark, the MSCI Japan Index (Net)*, which returned 31.50% during the same annual period.

The Fund produced strong double-digit absolute gains, as Japanese equities rallied robustly during the annual period. Early in the annual period, housing starts in Japan rebounded sharply to 25.2% on a year-over-year basis, partly owing to earthquake-related rebuilding efforts. Investors also cheered the election of Prime Minister Shinzo Abe in December 2012, as he vowed to pursue aggressive monetary easing to end deflation and get the Japanese economy growing again. Japanese equities continued to rise after Mr. Abe announced in January 2013 a US$116 billion spending program aimed at reversing deflation and fueling economic growth. Market participants applauded the late February 2013 nomination of former Asian Development Bank President Haruhiko Kuroda as Japan's new central bank chief, a move that pointed to continued monetary stimulus. During the second half of the annual period, annualized Gross Domestic Product (GDP) growth in Japan appeared to indicate Abe's strategies were generating favorable results. In addition, the yen's more than 20% decline against the U.S. dollar improved the outlook for Japanese exporters. Toward the end of the annual period, Japan's ruling party won a majority in its parliament's upper house along with a mandate to continue to push economic reforms. The outcome was considered a victory for Abe and his "Abenomics" program, which helped support the Japanese equity market through the end of the annual period.

The Fund's relative performance during the annual period was driven primarily by sector allocation. An underweighted allocation to Financials, particularly to banks and brokerage firms, which outpaced the MSCI Japan Index (Net), and overweighted exposures to Energy and Information Technology, each of which lagged the benchmark index, detracted from the Fund's relative results. Partially offsetting these detractors were the positive contributions made by the Fund's overweighted allocation to Consumer Discretionary, which outperformed the MSCI Japan Index (Net), and its underweighted allocations to Health Care and Telecommunication Services, which each lagged the benchmark index during the annual period.

Security selection overall contributed positively to the Fund's relative performance during the annual period. Individual security selection was especially strong within the Industrials, Information Technology, Consumer Staples and Financials sectors and was only partially offset by weaker selection within the Consumer Discretionary, Health Care, Energy and Materials sectors.

The top individual contributors to Fund performance during the annual period were machine tools manufacturer Amada Co., Ltd., travel business company HIS Co., Ltd. and system integrator Otsuka Corp. Shares of Amada Co., Ltd. outperformed the MSCI Japan Index (Net) because the market expected a cyclical recovery. We sold the Fund's position in Amada Co., Ltd. by the end of the annual period, taking profits. HIS Co., Ltd. shares performed well, as the company gained market share in both domestic and international travel. Shares of Otsuka Corp., a new purchase for the Fund during the annual period, gained strongly as the company gained market share and found new drivers of growth.

The individual stock that detracted from Fund performance most during the annual period was auto manufacturer Toyota Industries Corp. Not owning benchmark constituent Toyota Industries Corp. detracted, as the stock rose sharply due to yen depreciation during the annual period. Holdings in auto parts company TACHI-S Co., Ltd. and network integration company Net One Systems Co., Ltd. also detracted from the Fund's performance during the annual period. Shares of TACHI-S Co., Ltd. performed poorly due to its weak earnings guidance. A newly established Fund position in Net One Systems Co., Ltd. disappointed on the company's reduction in its fiscal year forecast, which weighed on the company's share price.

--------
Past performance is no guarantee of future results.

When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. In addition, the Fund's performance may be affected by the broader Asian region, which includes emerging markets. Emerging markets are typically more volatile than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Because the Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

*The MSCI Japan Index (Net) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA EQUITY FUNDS
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since the Fund's inception on May 2, 2006, $10,000 invested in SunAmerica Japan Fund Class A shares would be valued at $8,241. The same amount invested in securities mirroring the performance of the MSCI Japan Index (Net) would be valued at $9,062.


                                    [CHART]

                   Japan
                 Class A/#/      MSCI Japan/a/
                 -----------  --------------------
      5/1/2006      $9,427         $10,000
     5/31/2006       8,650           9,175
     6/30/2006       8,431           9,073
     7/31/2006       8,213           9,023
     8/31/2006       8,311           9,158
     9/30/2006       8,333           9,008
    10/31/2006       8,673           9,165
    11/30/2006       8,959           9,230
    12/31/2006       9,336           9,459
     1/31/2007       9,578           9,539
     2/28/2007       9,608           9,923
     3/31/2007       9,970           9,792
     4/30/2007      10,294           9,601
     5/31/2007      10,558           9,758
     6/30/2007      10,596           9,729
     7/31/2007      10,603           9,713
     8/31/2007      10,181           9,428
     9/30/2007      10,558           9,645
    10/31/2007      10,988           9,608
    11/30/2007      10,113           9,432
    12/31/2007       9,712           9,059
     1/31/2008       8,675           8,645
     2/29/2008       8,896           8,704
     3/31/2008       8,980           8,351
     4/30/2008       9,163           8,958
     5/31/2008       9,422           9,183
     6/30/2008       8,743           8,557
     7/31/2008       8,195           8,266
     8/31/2008       7,569           7,937
     9/30/2008       6,357           7,047
    10/31/2008       4,711           6,005
    11/30/2008       4,513           5,931
    12/31/2008       4,811           6,413
     1/31/2009       4,559           5,977
     2/28/2009       4,178           5,237
     3/31/2009       4,308           5,347
     4/30/2009       4,628           5,861
     5/31/2009       5,253           6,465
     6/30/2009       5,322           6,579
     7/31/2009       5,825           6,860
     8/31/2009       5,985           7,130
     9/30/2009       6,359           7,007
    10/31/2009       6,283           6,832
    11/30/2009       6,435           6,762
    12/31/2009       6,507           6,814
     1/31/2010       6,349           6,943
     2/28/2010       6,325           7,021
     3/31/2010       6,649           7,371
     4/30/2010       6,783           7,360
     5/31/2010       6,033           6,765
     6/30/2010       6,049           6,629
     7/31/2010       6,649           6,865
     8/31/2010       6,460           6,708
     9/30/2010       7,186           7,015
    10/31/2010       7,463           7,158
    11/30/2010       7,257           7,309
    12/31/2010       7,874           7,865
     1/31/2011       7,801           7,875
     2/28/2011       7,915           8,235
     3/31/2011       7,972           7,478
     4/30/2011       8,329           7,505
     5/31/2011       8,134           7,383
     6/30/2011       8,037           7,491
     7/31/2011       7,923           7,757
     8/31/2011       7,103           7,126
     9/30/2011       6,275           7,009
    10/31/2011       6,697           6,992
    11/30/2011       6,519           6,683
    12/31/2011       6,362           6,738
     1/31/2012       6,650           7,043
     2/29/2012       6,838           7,398
     3/31/2012       6,918           7,497
     4/30/2012       6,858           7,258
     5/31/2012       6,034           6,610
     6/30/2012       6,392           6,950
     7/31/2012       6,302           6,784
     8/31/2012       6,372           6,735
     9/30/2012       6,362           6,891
    10/31/2012       6,292           6,762
    11/30/2012       6,421           6,923
    12/31/2012       6,603           7,289
     1/31/2013       6,847           7,557
     2/28/2013       6,959           7,759
     3/31/2013       7,254           8,137
     4/30/2013       7,905           8,851
     5/31/2013       7,396           8,350
     6/30/2013       7,753           8,496
     7/31/2013       7,803           8,547
     8/31/2013       7,620           8,363
     9/30/2013       8,241           9,062


                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average
     Japan        Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     22.11%    29.54%   24.54%    28.54%   27.58%    28.58%
--------------------------------------------------------------------------
5 Year Return      4.08%    29.63%    4.34%    25.56%    4.63%    25.40%
--------------------------------------------------------------------------
Since Inception*  -2.57%   -12.58%   -2.42%   -16.64%   -2.44%   -16.74%
--------------------------------------------------------------------------

+Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*Inception date: Class A, Class B and Class C: 05/02/06.
#For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12 month period ended September 30, 2013, the SunAmerica Japan Class A returned 22.11% compared to 31.50% for the MSCI Japan Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

@ The MSCI Japan Index (Net) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

[LOGO]

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

TRUSTEES                   SHAREHOLDER SERVICING      This report is submitted
 Richard W. Grant          AGENT                      solely for the general
 Peter A. Harbeck           SunAmerica Fund           information of
 Dr. Judith L. Craven         Services, Inc.          shareholders of the
 William F. Devin           Harborside Financial      Funds. Distribution of
 Stephen J. Gutman            Center                  this report to persons
 William J. Shea            3200 Plaza 5              other than shareholders
                            Jersey City, NJ           of the Funds is
OFFICERS                      07311-4992              authorized only in
 John T. Genoy, President                             con-nection with a
   and Chief Executive     CUSTODIAN AND TRANSFER     currently effective
   Officer                 AGENT                      pro-spectus, setting
 Donna M. Handel,           State Street Bank and     forth details of the
   Treasurer                  Trust Company           Funds, which must precede
 Timothy P. Pettee, Vice    P.O. Box 5607             or accom-pany this report.
   President                Boston, MA 02110
 James Nichols, Vice                                  DELIVERY OF SHAREHOLDER
   President               VOTING PROXIES ON TRUST    DOCUMENTS
 Katherine Stoner, Vice    PORTFOLIO SECURITIES       The Funds have adopted a
   President and Chief     A description of the       policy that allows them
   Compliance Officer      policies and procedures    to send only one copy of
 Gregory N. Bressler,      that the Trust uses to     a Fund's prospectus,
   Secretary               determine how to vote      proxy material, annual
 Gregory R. Kingston,      proxies relating to        report and semi-annual
   Vice President and      securities held in a       report (the "shareholder
   Assistant Treasurer     Fund's portfolio which is  documents") to
 Kathleen Fuentes, Chief   available in the Trust's   shareholders with
   Legal Officer and       Statement of Additional    multiple accounts
   Assistant Secretary     Information, may be        residing at the same
 Nori L. Gabert, Vice      obtained without charge    "household." This
   President and           upon request, by calling   practice is called
   Assistant Secretary     (800) 858-8850. This       householding and reduces
 Matthew Hackethal,        in-formation is also       Fund expenses, which
   Anti-Money Laundering   available from the EDGAR   benefits you and other
   Compliance Officer      database on the U.S.       shareholders. Unless the
 Diedre L. Shepherd,       Securities and Ex-change   Funds receive
   Assistant Treasurer     Commission's website at    instructions to the
                           http://www.sec.gov.        con-trary, you will only
INVESTMENT ADVISER                                    receive one copy of the
 SunAmerica Asset          PROXY VOTING RECORD ON     shareholder documents.
   Management Corp.        SUNAMERICA EQUITY FUNDS    The Funds will continue
 Harborside Financial      Information regarding how  to household the
   Center                  SunAmerica Equity Funds    share-holder documents
 3200 Plaza 5              voted proxies relating to  indefinitely, until we
 Jersey City, NJ           securities held in         are instructed otherwise.
   07311-4992              SunAmerica Equity Funds    If you do not wish to
                           during the most recent     participate in
DISTRIBUTOR                twelve month period ended  householding, please
 SunAmerica Capital        June 30 is available,      contact Shareholder
   Services, Inc.          once filed with the U.S.   Services at (800)
 Harborside Financial      Securities and Exchange    858-8850 ext. 6010 or
   Center                  Commission, without        send a written request
 3200 Plaza 5              charge, upon request, by   with your name, the name
 Jersey City, NJ           calling (800) 858-8850 or  of your fund(s) and your
   07311-4992              on the U.S. Securities     account number(s) to
                           and Exchange Commission's  SunAmerica Mutual Funds
                           website at                 c/o BFDS, P.O. Box
                           http://www.sec.gov.        219186, Kansas City MO,
                                                      64121-9186. We will
                           DISCLOSURE OF QUARTERLY    resume individual
                           PORTFOLIO HOLDINGS         mailings for your account
                           The Trust is required to   within thirty (30) days
                           file its complete          of receipt of your
                           schedule of portfolio      request.
                           holdings with the U.S.
                           Securities and Exchange
                           Commission for its first
                           and third fiscal quarters
                           on Form N-Q. The Trust's
                           Forms N-Q are available
                           on the U.S. Securities
                           and Exchange Commission's
                           website at
                           http://www.sec.gov. You
                           can also review and
                           obtain copies of the
                           Forms N-Q at the U.S.
                           Securities and Exchange
                           Com-mission's Public
                           Reference Room in
                           Wash-ington, DC
                           (information on the
                           operation of Public
                           Reference Room may be
                           obtained by calling
                           1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.

FUNDS DISTRIBUTED BY SUNAMERICA CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

WWW.SAFUNDS.COM

EQANN - 9/13

[LOGO]

AIG

Sun America
Mutual Funds

Item 2.  Code of Ethics

         The SunAmerica Equity Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2013, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
         Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                2012        2013
         (a) Audit Fees ....................$   97,202   $  100,119
         (b) Audit-Related Fees ............$   10,740   $        0
         (c) Tax Fees ......................$        0   $        0
         (d) All Other Fees ................$        0   $        0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts related to the review an amendment to the registrant's registration statement.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                2012              2013
         (b) Audit-Related Fees ............$         0       $         0
         (c) Tax Fees ......................$         0       $         0
         (d) All Other Fees ................$         0       $         0

    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2012 and 2013 were $53,590 and $45,982, respectively.

    (h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Equity Funds

By: /s/ John T. Genoy
    ------------------
    John T. Genoy
    President

Date: December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -----------------
    John T. Genoy
    President

Date: December 6, 2013

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: December 6, 2013